--------------------------------------------------------------------------------

        March 31, 2000

        A M E R I C A N  C E N T U R Y

                          SemiAnnual Report

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                               Target Maturities Trust:

                               2000

                               2005

                               2010

                               2015

                               2020

                               2025

                                                                        [LOGO]
                                                                       AMERICAN
                                                                      CENTURY(R)

Target Maturities Trust: 2000
(BTMTX)
--------------------------------------------------------------------------------

Target Maturities Trust: 2005
(BTFIX)
--------------------------------------------------------------------------------

Target Maturities Trust: 2010
(BTTNX)
--------------------------------------------------------------------------------

Target Maturities Trust: 2015
(BTFTX)
--------------------------------------------------------------------------------

Target Maturities Trust: 2020
(BTTTX)
--------------------------------------------------------------------------------

Target Maturities Trust: 2025
(BTTRX)
--------------------------------------------------------------------------------

Turn to the inside back cover of this report to see a list of American Century funds classified by objective and risk.

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

Our Message to You
--------------------------------------------------------------------------------

[PHOTO OMITTED]

[Photos of James E. Stowers III, seated, with James E. Stowers, Jr.]

      Six months ago, the Federal Reserve had just raised short-term interest rates twice, and we were preparing for more rate increases, higher yields, and lower bond prices. In fact, that's how the fourth quarter of 1999 played out.

      But the first quarter of 2000 stood conventional bond wisdom on its head. Despite two more Fed interest rate hikes and strong economic growth during the quarter, zero-coupon Treasury bonds and the American Century Target funds posted strong returns through March 31, 2000. In this report, our Target investment management team will tell you how declining issuance and buy-backs of existing bonds helped Treasury securities overcome what normally would have been a hostile bond environment.

      Within the next year, the Target: 2000 fund will mature. It will be the third Target fund to reach maturity, following in the footsteps of the 1990 and 1995 portfolios. Target: 2000 shareholders will receive a reminder and further details about the liquidation later this year, including instructions for handling fund proceeds.

      Besides serving the nearly two million investors who look to American Century for investment management, we also have an obligation to the 3,000 people who work on your behalf -- to create a positive, safe, and productive work environment for American Century staff. This commitment to our belief that "we're only as good as the way we treat our most junior team members" was recognized and rewarded in 1999 when American Century ranked in the top 40 of Fortune magazine's "100 Best Companies to Work For."

      We do not take this recognition lightly -- acknowledgements like this allow us to recruit talented and dedicated people, from service representatives to investment professionals. This intellectual capital is our most valuable resource and an essential one in our efforts to provide you with excellent investment management and service.

      As always, we appreciate your continued confidence in American Century.

Sincerely,


/s/ James E. Stowers, Jr.

James E. Stowers, Jr.
Chairman of the Board and Founder


/s/ James E. Stowers III

James E. Stowers III
Vice Chairman of the Board and
Chief Executive Officer

Table of Contents

  Report Highlights .......................................................    2
  Market Perspective ......................................................    4

Target: 2000
  Performance Information .................................................    5
  Management Q&A ..........................................................    6
  Schedule of Investments .................................................    8

Target: 2005
  Performance Information .................................................    9
  Management Q&A ..........................................................   10
  Schedule of Investments .................................................   12

Target: 2010
  Performance Information .................................................   13
  Management Q&A ..........................................................   14
  Schedule of Investments .................................................   16

Target: 2015
  Performance Information .................................................   17
  Management Q&A ..........................................................   18
  Schedule of Investments .................................................   20

Target: 2020
  Performance Information .................................................   21
  Management Q&A ..........................................................   22
  Schedule of Investments .................................................   24

Target: 2025
  Performance Information .................................................   25
  Management Q&A ..........................................................   26
  Schedule of Investments .................................................   28

Financial Statements
  Statements of Assets and
     Liabilities ..........................................................   29
  Statements of Operations ................................................   31
  Statements of Changes
     in Net Assets ........................................................   33
  Notes to Financial
     Statements ...........................................................   35
  Financial Highlights ....................................................   40

Other Information
  Share Class and Retirement
     Account Information ..................................................   52
  Background Information
     Investment Philosophy
        and Policies ......................................................   53
     Comparative Indices ..................................................   53
     Fund Benchmarks ......................................................   53
     Investment Team
        Leaders ...........................................................   53
  Glossary ................................................................   54


                                                       www.americancentury.com 1

Report Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Target: 2000(1)
                                     (BTMTX)
--------------------------------------------------------------------------------

Total Returns: AS OF 3/31/00

    6 Months ......................           2.13(2)

    1 Year ........................           3.79%

Inception Date:                              3/25/85
--------------------------------------------------------------------------------
Net Assets:                         $184.5 million(3)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Target: 2005(1)
                                     (BTFIX)
--------------------------------------------------------------------------------

Total Returns: AS OF 3/31/00

    6 Months ......................          1.24%(2)

    1 Year ........................         -0.41%

Inception Date:                              3/25/85
--------------------------------------------------------------------------------
Net Assets:                         $293.4 million(3)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Target: 2010(1)
                                     (BTTNX)
--------------------------------------------------------------------------------

Total Returns: AS OF 3/31/00

    6 Months ......................          2.98%(2)

    1 Year ........................         -1.20%

Inception Date:                              3/25/85
--------------------------------------------------------------------------------
Net Assets:                         $217.3 million(3)
--------------------------------------------------------------------------------

(1)   Investor Class.
(2)   Not annualized.
(3)   Includes Investor and Advisor classes.

See Total Returns on pages 5, 9, and 13. Investment terms are defined in the Glossary on pages 54-55.

Market Perspective

o Zero-coupon Treasury bonds produced solid returns during the six months ended March 31, 2000.

o Short-term yields rose after strong economic growth led the Federal Reserve to raise interest rates three times during the six-month period.

o Longer-term yields fell on expectations of reduced supply -- the U.S. Treasury cut back issuance of new bonds and began a program to buy back existing bonds.

o The end result was an unusual situation -- an inverted yield curve, meaning short-term Treasury bond yields were higher than long-term yields.

o Going forward, we expect more interest rate increases by the Fed, which will likely push bond yields higher across the board.

o We think the Treasury buy-back will have less of an impact on the bond market later in the year.

Target: 2000

o     The fund produced a positive return during the six-month period.

o About 20% of the fund's zero-coupon bonds matured in the past six months. The proceeds were invested primarily in STRIPS maturing in November 2000.

o The portfolio will be liquidated within the next year; further details will be forthcoming in a mailing to shareholders.

o The fund now owns a Treasury note, its first non-zero-coupon bond. The note, which matures in December, offered a very attractive yield.

o About 40% of the fund's holdings mature in 2001, and we'll look to sell those to meet cash outflows in the coming months.

Target: 2005

o     The fund produced a modestly positive return during the six-month period.

o Shareholders withdrew about a third of the fund's assets, and we sold STRIPS to meet these withdrawals.

o The portfolio's weighted average maturity date lengthened during the past six months because many of the STRIPS sold to meet withdrawals matured in mid-2005.

o Looking ahead, we will look for opportunities to add value through adjustments to the mix of zeros in the portfolio.

Target: 2010

o     The fund produced a solid gain during the six-month period.

o However, the fund underperformed its STRIPS benchmark because of a heavy weighting in REFCORPs, which severely lagged STRIPS.

o Although REFCORPs are backed by the Treasury, they are technically government agency bonds, so their lagging performance mirrored that of other agency bonds.

o We added some receipt zeros maturing in 2009 to the portfolio, which shortened the fund's weighted average maturity date.

o Looking ahead, we will look for opportunities to add value through adjustments to the mix of zeros in the portfolio.


2 1-800-345-2021

Report Highlights
--------------------------------------------------------------------------------
                                                                     (Continued)

Target: 2015

o     The fund produced a solid gain during the six-month period.

o However, the fund underperformed its STRIPS benchmark because of a heavy weighting in REFCORPs, which severely lagged STRIPS.

o Although REFCORPs are backed by the Treasury, they are technically government agency bonds, so their lagging performance mirrored that of other agency bonds.

o Shareholders withdrew about a third of the fund's assets, and we sold STRIPS to meet these withdrawals.

o Looking ahead, we will look for opportunities to add value through adjustments to the mix of zeros in the portfolio.

Target: 2020

o     The fund produced strong gains during the six-month period.

o However, the fund underperformed its STRIPS benchmark because of a heavy weighting in REFCORPs, which severely lagged STRIPS.

o Although REFCORPs are backed by the Treasury, they are technically government agency bonds, so their lagging performance mirrored that of other agency bonds.

o Shareholders withdrew about $30 million from the portfolio, and we sold STRIPS to meet these withdrawals.

o Looking ahead, we will look for opportunities to add value through adjustments to the mix of zeros in the portfolio.

Target: 2025

o     The fund produced strong gains during the six-month period.

o However, the fund underperformed its STRIPS benchmark because of a small weighting in REFCORPs, which severely lagged STRIPS.

o Although REFCORPs are backed by the Treasury, they are technically government agency bonds, so their lagging performance mirrored that of other agency bonds.

o We added a few REFCORPs to the portfolio to take advantage of their higher yields, but supply is limited in this maturity sector.

o We made some adjustments within our STRIPS holdings that added yield without changing the fund's weighted average maturity date.

o Looking ahead, we will look for opportunities to add value through adjustments to the mix of zeros in the portfolio.

--------------------------------------------------------------------------------
                                 Target: 2015(1)
                                     (BTFTX)
--------------------------------------------------------------------------------

Total Returns:  AS OF 3/31/00

     6 Months .....................            6.39%(2)

     1 Year .......................            0.66%

Inception Date:                               9/1/86
--------------------------------------------------------------------------------
Net Assets:                           $131.5 million(3)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Target: 2020(1)
                                     (BTTTX)
--------------------------------------------------------------------------------

Total Returns:  AS OF 3/31/00

     6 Months .....................           10.16%(2)

     1 Year .......................            2.18%

Inception Date:                             12/29/89
--------------------------------------------------------------------------------
Net Assets:                           $262.5 million(3)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Target: 2025(1)
                                     (BTTRX)
--------------------------------------------------------------------------------

Total Returns:  AS OF 3/31/00

     6 Months .....................           11.78%(2)

     1 Year .......................            4.31%

Inception Date:                              2/15/96
--------------------------------------------------------------------------------
Net Assets:                           $720.9 million(3)
--------------------------------------------------------------------------------

(1)   Investor Class.
(2)   Not annualized.
(3)   Includes Investor and Advisor classes.

See Total Returns on pages 17, 21, and 25. Investment terms are defined in the Glossary on pages 54-55.


                                                       www.americancentury.com 3

Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------

"Divergent yield movements created an unusual situation in the bond market known as an inverted yield curve."

Yield Curve for Treasury Zeros

             09/30/1999        03/31/2000

'1             5.34               6.09
               5.496              6.23
               5.652              6.31
               5.808              6.35
'5             5.964              6.38
               6.12               6.36
               6.182              6.34
               6.244              6.33
               6.306              6.32
'10            6.368              6.31
               6.43               6.3
               6.462              6.28
               6.494              6.27
               6.526              6.25
'15            6.558              6.23
               6.59               6.21
               6.605              6.17
               6.6                6.15
               6.59               6.13
'20            6.59               6.1
               6.59               6.08
               6.536              6.05
               6.482              6
               6.428              5.99
'25            6.374              5.95
               6.32               5.9
               6.293              5.87
               6.265              5.81
               6.238              5.77
'30            6.21               5.73

Zero-Coupon Treasury Bond
Returns (for the six months ended 3/31/00)*

Coupon STRIPS maturing 11/15/00 .............................             2.37%
Coupon STRIPS maturing 11/15/05 .............................             1.71%
Coupon STRIPS maturing 11/15/10 .............................             4.46%
Coupon STRIPS maturing 11/15/15 .............................             9.18%
Coupon STRIPS maturing 11/15/20 .............................            14.40%
Coupon STRIPS maturing 11/15/25 .............................            13.39%

*     Not annualized.

Source: Bloomberg Financial Markets

[PHOTO OMITTED]

[Photo of Randall W. Merk, chief investment officer of fixed income at American Century]

Performance Overview

      Zero-coupon Treasury bonds (zeros) produced solid returns during the six months ended March 31, 2000. Short-term zeros posted modest gains despite higher short-term interest rates; in contrast, the yields of longer-term zeros fell, resulting in returns ranging from 5-15% (see the table at left).

Inversion Layer

      These divergent yield movements created an unusual situation in the bond market known as an "inverted yield curve." Ordinarily, longer-term bonds have higher yields than short-term bonds to compensate for the longer time commitment. But by the end of March, the yield on a 30-year Treasury zero was lower than the yields of two-year, five-year, and 10-year zeros (see the graph at left).

      What caused this yield inversion? It usually happens when the Federal Reserve is trying to keep the economy and inflation under control by aggressively raising short-term interest rates, pushing them higher than long-term rates.

      These elements were present in the past six months. The U.S. economy grew at an annual rate of more than 7% in the fourth quarter of 1999 -- the strongest quarter in nearly 16 years -- and growth in the first quarter of 2000 was also healthy. On top of that, inflation increased to a 3.8% annual rate during the six-month period, primarily because of soaring oil prices.

      In response, the Fed raised short-term rates three times. These rate hikes caused the yields of short-term zeros -- those maturing in five years or less -- to rise 40-60 basis points (0.40-0.60%).

Buying Back Bonds

      Despite the Fed's efforts, longer-term zero yields also had to come down to produce the yield inversion.

      Long-term zero yields fell because of expectations of reduced supply in the Treasury market. The federal budget surplus has given the Treasury the opportunity to reduce the public debt. One way to do this was to cut back new issuance of Treasury bonds, especially longer-term ones like the 30-year Treasury bond.

      In addition, the Treasury began a bond buy-back program in March. The Treasury will periodically buy back its own bonds, mainly those with longer maturities, at market prices. The amounts will depend on the budget surplus and tax receipts, but the Treasury has projected $30 billion in buy-backs for 2000.

      As a result, long-term bond investors ignored concerns about inflation and the economy and instead focused exclusively on the expected supply shortage. When the supply of any product shrinks, prices tend to go up, and when bond prices go up, bond yields fall. By the end of March, the yields on zeros maturing in 15 years or more had fallen 35-50 basis points (see the graph).


4 1-800-345-2021

Target: 2000 -- Performance
--------------------------------------------------------------------------------

Total Returns as of March 31, 2000

                --------------------------------------------------------------------------------------------------------------------
                              Investor Class (inception 3/25/85)                       Advisor Class (inception 8/20/98)
                --------------------------------------------------------------------------------------------------------------------
                Target Maturities  11/15/00 Maturity  Merrill Lynch Long-  Target Maturities  11/15/00 Maturity  Merrill Lynch Long-
                   Trust: 2000        STRIPS Issue    Term Treasury Index     Trust: 2000        STRIPS Issue    Term Treasury Index
6 Months(1) .....     2.13%              2.37%               5.71%                2.00%              2.37%               5.71%

1 Year ..........     3.79%              4.29%               3.00%                3.52%              4.29%               3.00%
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------------------------------------------------------------
3 Years .........     6.36%              6.88%               9.94%                  --                 --                  --

5 Years .........     6.85%              7.33%               9.41%                  --                 --                  --

10 Years ........     8.71%              9.18%               9.87%                  --                 --                  --

Life of Fund ....    11.36%             12.61%(2)           11.33%(2)             4.26%              4.50%(3)            0.80%(3)

(1)   Returns for periods less than one year are not annualized.
(2) Since 3/31/85, the date nearest the class's inception for which data are available.
(3) Since 8/31/98, the date nearest the class's inception for which data are available.
See pages 52-54 for more information about share classes, returns, the comparative index, and the fund's benchmark.

Growth of $10,000 Over 10 Years         [Mountain Graph Omitted]

Value on 3/31/00

Target: 2000                                     $23,053

Merrill Lynch Long-Term Treasury Index           $25,634

11/15/00 STRIPS Issue                            $24,073

                                          Merrill Lynch
                                             Long-Term           11/15/00
                     Target: 2000         Treasury Index       STRIPS Issue
   DATE                 VALUE                  VALUE              VALUE

03/31/1990             $10,000                $10,000            $10,000
03/31/1991             $11,298                $11,305            $11,381
03/31/1992             $12,762                $12,666            $12,880
03/31/1993             $15,609                $15,133            $15,836
03/31/1994             $15,964                $15,659            $16,208
03/31/1995             $16,546                $16,351            $16,899
03/31/1996             $18,481                $18,762            $18,952
03/31/1997             $19,152                $19,292            $19,717
03/31/1998             $20,906                $23,244            $21,622
03/31/1999             $22,204                $24,888            $23,082
03/31/2000             $23,053                $25,634            $24,073

$10,000 investment made 3/31/90

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2000 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

Share Price vs. Anticipated Value at Maturity   [Mountain Graph Omitted]

Target: 2000

                                                 Anticipated Value
                          Actual Share Price   at Maturity (Estimated
                         (Historical) $98.16    Share Price) $101.95

'85                             26.77                 100.00
                                35.44                 100.00
                                33.33                  98.69
                                37.16                  97.43
                                44.52                  96.21
'90                             47.33                  97.59
                                57.11                  98.91
                                61.947                101.16
                                71.526                100.708
                                66.598                100.829
'95                             80.408                100.992
                                79.947                101.102
                                86.06                 101.13
                                93.78                 101.78
                                94.58                 101.71
'00                             96.11                 101.51
                                98.16                 101.95

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM -- defined on page 54), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                                       www.americancentury.com 5

Target: 2000 -- Q&A
--------------------------------------------------------------------------------

"The fund's zero-coupon bonds have started to mature."

Portfolio at a Glance

--------------------------------------------------------------------------------
                                                  3/31/00          9/30/99
--------------------------------------------------------------------------------
Number of Securities                                35               56

Anticipated Growth Rate                            5.71%            5.08%

Weighted Average Maturity Date                    12/3/00          11/3/00

Anticipated Value at Maturity (AVM)(1)            $101.95          $101.51

Expense Ratio (for Investor Class)                0.59%(2)          0.59%

(1)   See graph on page 5.
(2)   Annualized.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 54-55.

[PHOTOS OMITTED]

      An interview with Jeremy Fletcher and Dave Schroeder, portfolio managers on the Target Maturities Trust investment team.

How did the fund perform?

      Target: 2000 posted a positive return. For the six months ended March 31, 2000, the portfolio returned 2.13%, compared with the 2.37% return of its benchmark, a STRIPS issue maturing on November 15, 2000.* (See the previous page for other fund performance comparisons.)

      It's important to remember that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

The fund is now in its "target" year. What does that mean for the portfolio?

      It means that the fund's zero-coupon bonds (zeros) have started to mature. We had a small amount of zeros mature in November 1999 and January 2000, and a larger amount -- around 15% of the portfolio -- in February 2000.

      We've been investing most of the proceeds from these maturing bonds in principal STRIPS maturing in November 2000. The principal zeros offered anywhere from 20 to 40 basis points (0.20-0.40%) more yield than coupon STRIPS with identical maturities.

      We chose a November maturity because it's close to the expected liquidation date of the portfolio.

When will the Target: 2000 portfolio be liquidated?

      The liquidation will occur around the end of the year. We'll be sending out further details about the closure of the fund -- including the specific date of liquidation -- to shareholders in the coming months.

Is the impending liquidation the reason that the portfolio's weighted average maturity (WAM) date is now in December?

      Partly. But the main reason that the WAM date extended from November 3 to December 3, 2000, is the fund's maturing zeros. As they disappear from the portfolio, the WAM date naturally lengthens.

      To counteract this, we've been selling some of the fund's zeros that mature in 2001 to meet modest cash outflows over the past six months. That's helped balance out the maturities and keep the WAM date from extending further.

In the last report, you mentioned the possibility of investing in Treasury securities other than zeros. Have you done that?

      We bought a Treasury note recently that matures at the end of the year. It had a very attractive yield and a maturity date that was close to the fund's WAM date. We also like this investment because it gives us more flexibility. Treasury notes are very liquid, so we can sell it easily if we need to adjust the WAM date or meet shareholder redemptions.

* All fund returns referenced in this interview are for Investor Class shares.


6 1-800-345-2021

Target: 2000 -- Q&A
--------------------------------------------------------------------------------
                                                                     (Continued)

Looking ahead, what's your outlook for short-term U.S. interest rates?

      Treasury yields are responding to two separate factors -- the economic environment and the expected reduction in supply.

      Because the supply reductions are expected to occur among longer-term Treasurys, short-term Treasury yields have been more responsive to economic conditions, and those conditions suggest higher short-term rates going forward.

      In the last six months, the economy grew at an annual rate of more than 6%. That's about twice as fast as the Federal Reserve would like to see. In addition, inflation is rising at a faster rate than it has in the past several years. Even though that's mainly due to the high price of oil, we're seeing prices increase more rapidly in other areas as well, especially the service sector.

      Add it all up, and it means the Fed will probably raise short-term interest rates again in the coming months. We expect short-term Treasury yields to follow suit.

What are your plans for Target: 2000 going forward?

      We'll continue to focus on the upcoming liquidation of the portfolio. That means keeping the fund's WAM date in December and reinvesting the proceeds from maturing zeros in Treasury securities maturing in late 2000.

      The fund still has about 40% of its assets invested in zeros that mature in 2001. As investors inevitably begin to cash out of the fund during the rest of this year, we intend to sell these zeros to meet the outflows. As we get closer to the liquidation date, we'll look to sell any 2001-maturity zeros that are left in the portfolio and shift the proceeds into Treasury securities maturing in late 2000.

      We'll also continue to explore Treasury bills and other short-term Treasury securities as possible fund investments. We're more likely to use these investments as we approach the liquidation date.

"The Fed will probably raise short-term interest rates again in the coming months."

   [The following table was depicted as a pie chart in the printed material]

Types of Investments in the Portfolio
--------------------------------------------------------------------------------
                                                            As of March 31, 2000
--------------------------------------------------------------------------------
o TRs                                                                        40%

o STRIPS                                                                     31%

o REFCORPs                                                                   17%

o Other                                                                      12%

   [The following table was depicted as a pie chart in the printed material]

                                                        As of September 30, 1999
--------------------------------------------------------------------------------
o TRs                                                                        49%

o STRIPS                                                                     25%

o REFCORPs                                                                   14%

o Other                                                                       8%

o BECCs                                                                       4%

Investment terms are defined in the Glossary on pages 54-55.


                                                       www.americancentury.com 7

Target: 2000 -- Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2000 (UNAUDITED)

Principal Amout                                                        Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 77.6%
--------------------------------------------------------------------------------

$11,600,000  STRIPS -- PRINCIPAL, 4.88%,
              5/15/00                                               $ 11,523,546
    645,525  TBR, 8.62%, 5/15/00                                         640,907
    849,000  TBR, 8.72%, 5/15/00                                         842,926
     13,000  TIGR, 5.05%, 5/15/00                                         12,908
  5,000,000  CUBES, 5.50%, 8/15/00                                     4,892,388
  4,300,000  STRIPS -- PRINCIPAL, 7.86%,
               8/15/00                                                 4,210,790
    894,045  TBR, 8.72%, 8/15/00                                         874,519
 15,427,980  TR, 4.89%, 8/15/00                                       15,095,389
    570,000  STRIPS -- COUPON, 4.36%,
               11/15/00                                                  549,078
 33,391,000  STRIPS -- PRINCIPAL, 6.89%,
               11/15/00                                               32,165,392
    289,250  TBR, 5.63%, 11/15/00                                        278,118
    250,000  TR, 5.98%, 11/15/00                                         240,494
     29,600  TR, 8.49%, 11/15/00                                          28,474
        843  TR, 9.43%, 11/15/00                                             811
     75,000  CATS, 5.34%, 2/15/01                                         71,044
  1,700,000  STRIPS -- PRINCIPAL, 5.57%,
               2/15/01                                                 1,610,133
     87,280  TBR, 5.63%, 2/15/01                                          82,614
  1,658,000  TIGR, 5.52%, 2/15/01                                      1,570,023
  1,631,000  TIGR, 5.52%, 2/15/01                                      1,544,456
  1,745,000  TIGR, 5.64%, 2/15/01                                      1,652,407
  2,790,000  TR, 5.52%, 2/15/01                                        2,642,624
  1,143,650  TR, 5.52%, 2/15/01                                        1,083,239
  1,952,980  TR, 5.81%, 2/15/01                                        1,849,818
  2,343,928  TR, 5.86%, 2/15/01                                        2,220,115
  9,464,850  TR, 6.33%, 2/15/01                                        8,964,888
 30,177,000  TR, 6.52%, 2/15/01                                       28,582,959
     44,000  TIGR, 5.39%, 5/15/01                                         40,952
  8,235,000  STRIPS -- PRINCIPAL, 7.44%,
              8/15/01                                                  7,546,456
  6,320,000  TR, 4.84%, 8/15/01                                        5,784,288
  7,060,020  TR, 5.38%, 8/15/01                                        6,461,581
                                                                    ------------
TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES                                                  143,063,337
                                                                    ------------
   (Cost $143,188,067)

--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 17.0%
--------------------------------------------------------------------------------
  9,442,000  REFCORP STRIPS -- COUPON,
               5.57%, 4/15/00                                          9,423,508
    138,000  REFCORP STRIPS -- COUPON,
               5.82%, 7/15/00                                            135,736
 20,509,000  REFCORP STRIPS -- COUPON,
               5.96%, 10/15/00                                        19,830,009
  2,000,000  REFCORP STRIPS -- COUPON,
               6.46%, 1/15/01                                          1,905,044
                                                                    ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                     31,294,297
                                                                    ------------
   (Cost $31,331,872)

--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 5.4%
--------------------------------------------------------------------------------

 10,000,000  U.S. Treasury Notes, 4.625%,
               12/31/00                                                9,875,301
                                                                    ------------
   (Cost $9,879,529)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $184,232,935
                                                                    ============
   (Cost $184,399,468)

Notes to Schedule of Investments

CATS = Certificates of Accrual of Treasury Securities
CUBES = Coupons Under Book Entry Safekeeping
REFCORP = Resolution Funding Corporation
STRIPS = Separate Trading of Registered Interest and Principal of Securities TBR = Treasury Bond Receipts
TIGR = Treasury Investment Growth Receipts
TR = Treasury Receipts
(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.


8 1-800-345-2021                               See Notes to Financial Statements

Target: 2005 -- Performance
--------------------------------------------------------------------------------

Total Returns as of March 31, 2000

             -----------------------------------------------------------------------------------------------------------------------
                           Investor Class (inception 3/25/85)                       Advisor Class (inception 8/3/98)
             -----------------------------------------------------------------------------------------------------------------------
             Target Maturities   11/15/05 Maturity   Merrill Lynch Long-  Target Maturities  11/15/05 Maturity   Merrill Lynch Long-
               Trust: 2005          STRIPS Issue     Term Treasury Index      Trust: 2005       STRIPS Issue     Term Treasury Index

6 Months(1) ....    1.24%              1.71%               5.71%                 1.12%             1.71%                5.71%

1 Year .........   -0.41%             -0.08%               3.00%                -0.62%            -0.08%                3.00%

------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------------------------------------------------------------
3 Years ........    7.85%              8.43%               9.94%                   --                --                   --

5 Years ........    8.27%              8.84%               9.41%                   --                --                   --

10 Years .......   10.17%             10.52%               9.87%                   --                --                   --

Life of Fund ...   12.90%             14.40%(2)           11.33%(2)              1.89%             3.06%                3.49%

(1)   Returns for periods less than one year are not annualized.
(2) Since 3/31/85, the date nearest the class's inception for which data are available.
See pages 52-54 for more information about share classes, returns, the comparative index, and the fund's benchmark.

Growth of $10,000 Over 10 Years         [Mountain Graph Omitted]

Value on 3/31/00

Target: 2005                              $26,355

Merrill Lynch Long-Term Treasury Index    $25,634

11/15/05 STRIPS Issue                     $27,190

                                      Merrill Lynch
                                         Long-Term          11/15/05
                      Target: 2005    Treasury Index      STRIPS Issue
   DATE                  VALUE             VALUE             VALUE

03/31/1990              $10,000           $10,000           $10,000
03/31/1991              $11,371           $11,305           $11,402
03/31/1992              $12,866           $12,666           $12,916
03/31/1993              $16,185           $15,133           $16,318
03/31/1994              $16,816           $15,659           $16,856
03/31/1995              $17,709           $16,351           $17,801
03/31/1996              $20,531           $18,762           $20,785
03/31/1997              $21,002           $19,292           $21,329
03/31/1998              $24,582           $23,244           $25,066
03/31/1999              $26,455           $24,888           $27,212
03/31/2000              $26,355           $25,634           $27,190

$10,000 investment made 3/31/90

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2005 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

Share Price vs. Anticipated Value at Maturity   [Mountain Graph Omitted]

Target: 2005

                                                  Anticipated Value
                            Actual Share Price  at Maturity (Estimated
                           (Historical) $73.45   Share Price) $102.03

'85                              16.69                  98.00
                                 23.74                  97.00
                                 21.28                  94.59
                                 24.36                  93.66
                                 30.18                  93.14
'90                              31.26                  97.25
                                 37.97                  99.29
                                 41.597                 99.625
                                 50.575                100.087
                                 46.066                100.516
'95                              61.108                100.34
                                 57.829                100.707
                                 64.54                 100.85
                                 76.72                 101.53
                                 73.75                 101.07
'00                              72.55                 101.28
                                 73.45                 102.03
'05

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM -- defined on page 54), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                                       www.americancentury.com 9

Target: 2005 -- Q&A
--------------------------------------------------------------------------------

"Cash outflows were the big story. Investors pulled out more than a third of the fund's assets."

Portfolio at a Glance
--------------------------------------------------------------------------------
                                                   3/31/00              9/30/99
--------------------------------------------------------------------------------
Number of Securities                                  38                   45

Anticipated Growth
  Rate                                               5.99%                5.64%

Weighted Average
  Maturity Date                                    10/25/05             9/30/05

Anticipated Value at
  Maturity (AVM)(1)                                $102.03              $101.28

Expense Ratio (for
  Investor Class)                                  0.59%(2)             0.59%

(1)      See graph on page 9.
(2)      Annualized.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 54-55.

      An interview with Jeremy Fletcher and Dave Schroeder (pictured on page 6), portfolio managers on the Target Maturities Trust investment team.

How did the fund perform?

      Target: 2005 posted a modestly positive return. For the six months ended March 31, 2000, the portfolio returned 1.24%, compared with the 1.71% return of its benchmark, a STRIPS issue maturing on November 15, 2005.* (See the previous page for other fund performance comparisons.)

      It's important to remember that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

What changes did you make to the portfolio over the past six months?

      Cash outflows were the big story. Investors pulled out more than a third of the fund's assets -- around $200 million.

      To meet these shareholder redemptions, we sold STRIPS, which are the easiest zero-coupon Treasury bonds (zeros) to buy and sell. This cut the fund's STRIPS position in half, from 54% of fund assets six months ago to 28% by the end of March (see the chart on page 11).

Did those cash outflows have any adverse effect on the fund's performance?

      Not at all. The withdrawals didn't occur all at the same time, so we were able to sell the fund's holdings gradually. That helped prevent any disadvantages that might have cropped up if we had to sell the whole amount at once.

      However, the fund has a little less liquidity than it did six months ago. The most liquid (easiest to buy and sell) Treasury zeros are STRIPS and REFCORPs, and they currently make up about a third of the portfolio, down from almost two-thirds six months ago.

How did these changes affect the portfolio's weighted average maturity (WAM) date?

      We tried to balance our STRIPS sales so that they had as little impact on the WAM date as possible. Nonetheless, the WAM date lengthened from September 30 to October 25, 2005.

      We mainly sold from the fund's largest holdings, which included STRIPS maturing in May 2005, August 2005, and February 2006. Because most of them matured in mid-2005, the WAM date naturally lengthened as these zeros disappeared from the portfolio.

Looking ahead, what's your outlook for U.S. interest rates?

      Treasury yields are responding to two separate factors -- the economic environment and the expected reduction in the supply of Treasury securities.

      Because the supply reductions are expected to occur among longer-term Treasurys, short-term Treasury yields have been more responsive to economic conditions, and those conditions suggest higher short-term rates going forward.

      In the last six months, the economy grew at an annual rate of more than 6%. That's about twice as fast as the Federal Reserve would like to see. In addition, inflation is rising at a faster rate than it has in the past several years. Even

* All fund returns referenced in this interview are for Investor Class shares.


10 1-800-345-2021

Target: 2005 --Q&A
--------------------------------------------------------------------------------
                                                                     (Continued)

though that's mainly due to the high price of oil, we're seeing prices increase more rapidly in other areas as well, especially the service sector.

      Add it all up, and it means the Fed will probably raise short-term interest rates again in the coming months. We expect short-term Treasury yields to follow suit.

What about the supply reduction?

      The Treasury plans to buy back longer-term Treasury bonds on several occasions in the next few months. By July, the Treasury will probably be close to completing the $30 billion in buy-backs projected for this year.

      For the most part, though, these changes have already been priced into the market. Once the buy-backs actually happen, we expect the longer-term part of the Treasury market to shift its attention away from supply and focus more on the economic situation.

      As a result, we think that longer-term Treasury yields will rise even more than short-term yields over the next six months. We wouldn't be surprised to see the Treasury yield curve still inverted six months from now, but we expect it to be less inverted than it is currently.

What are your plans for Target: 2005 going forward?

      As always, we'll position the fund to closely track the performance of its benchmark. That means keeping the portfolio's WAM date near the November 15, 2005 maturity date of the benchmark.

      We'll also look to adjust the mix of zeros in the portfolio whenever we see opportunities to add value and increase the fund's anticipated value at maturity. In the near future, "adding value" may also include improving the liquidity of the portfolio.

"The Fed will probably raise short-term interest rates again in the coming months."

  [The following table was depicted as a pie chart in the printed material]

Types of Investments in
the Portfolio
--------------------------------------------------------------------------------
                                                            As of March 31, 2000
--------------------------------------------------------------------------------

o BECCs                                                                      41%

o STRIPS                                                                     28%

o TRs                                                                        22%

o REFCORPs                                                                    6%

o Other                                                                       3%

  [The following table was depicted as a pie chart in the printed material]

--------------------------------------------------------------------------------
                                                        As of September 30, 1999
--------------------------------------------------------------------------------

o BECCs                                                                      23%

o STRIPS                                                                     54%

o TRs                                                                        13%

o REFCORPs                                                                    7%

o Other                                                                       3%

Investment terms are defined in the Glossary on pages 54-55.


                                                      www.americancentury.com 11

Target: 2005--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 94.5%
--------------------------------------------------------------------------------

$15,200,000  BECC, 6.11%, 5/15/04                                   $ 11,596,228
    258,000  ETR, 5.70%, 5/15/04                                         196,283
  3,000,000  BECC, 5.12%, 11/15/04                                     2,214,703
    693,750  CUBES, 6.56%, 11/15/04                                      513,754
     87,000  ETR, 5.96%, 11/15/04                                         64,026
  2,517,000  TIGR, 4.75%, 11/15/04                                     1,857,306
     27,000  TIGR, 5.90%, 11/15/04                                        19,923
 16,000,000  TR, 4.75%, 11/15/04                                      11,822,304
     50,000  TR, 6.24%, 11/15/04                                          36,945
  7,200,000  BECC, 6.95%, 2/15/05                                      5,223,984
    500,000  STRIPS -- COUPON, 6.37%,
               2/15/05                                                   367,770
  3,456,420  TR, 5.45%, 2/15/05                                        2,510,181
 49,000,000  BECC, 5.83%, 5/15/05                                     34,986,164
  4,615,672  CUBES, 8.59%, 5/15/05                                     3,307,046
  1,000,000  ETR, 6.67%, 5/15/05                                         711,534
 25,059,000  STRIPS -- PRINCIPAL, 7.00%,
               5/15/05                                                18,088,214
    428,750  TBR, 9.37%, 5/15/05                                         305,372
  6,450,000  TR, 8.38%, 5/15/05                                        4,591,667
 37,420,000  STRIPS -- PRINCIPAL, 6.90%,
               8/15/05                                                26,586,053
  7,000,020  TR, 4.58%, 8/15/05                                        4,920,646
 30,100,000  BECC, 6.15%, 11/15/05                                    20,823,645
  1,200,000  LION, 6.41%, 11/15/05                                       826,129
 14,600,000  STRIPS -- COUPON, 6.35%,
               11/15/05                                               10,261,054
  2,247,000  TBR, 8.45%, 11/15/05                                      1,550,292
 32,056,000  STRIPS -- COUPON, 7.38%,
               2/15/06                                                22,168,241
  1,003,875  TR, 5.54%, 2/15/06                                          683,656
 23,678,120  TR, 7.75%, 2/15/06                                       16,125,211
 45,420,000  BECC, 5.44%, 5/15/06                                     30,408,147
  5,098,000  STRIPS -- COUPON, 7.46%,
               5/15/06                                                 3,472,173
    410,000  TBR, 8.46%, 5/15/06                                         273,679
 36,264,000  TR, 5.29%, 5/15/06                                       24,192,271
  1,299,780  TR, 8.86%, 8/15/06                                          857,195
 24,125,000  BECC, 5.50%, 11/15/06                                    15,635,137
    100,000  U.S. Treasury Corpus, 5.38%,
               11/15/06                                                   64,437
                                                                    ------------
TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES                                                  277,261,370
                                                                    ------------
   (Cost $283,137,389)

--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 5.5%
--------------------------------------------------------------------------------

  1,000,000  REFCORP STRIPS -- COUPON,
               6.37%, 10/15/04                                           747,320
  2,000,000  REFCORP STRIPS -- COUPON,
               5.84%, 4/15/05                                          1,435,096
    661,000  REFCORP STRIPS -- COUPON,
               6.43%, 10/15/05                                           459,529
 20,319,000  REFCORP STRIPS -- COUPON,
               6.18%, 7/15/06                                         13,450,482
                                                                    ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                     16,092,427
                                                                    ------------
   (Cost $16,612,424)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $293,353,797
                                                                    ============
   (Cost $299,749,813)

Notes to Schedule of Investments

BECC = Book Entry Callable Corpus
CUBES = Coupons Under Book Entry Safekeeping
ETR = Easy Growth Treasury Receipts
LION = Lehman Investment Opportunity Note
REFCORP = Resolution Funding Corporation
STRIPS = Separate Trading of Registered Interest and Principal of Securities TBR = Treasury Bond Receipts
TIGR = Treasury Investment Growth Receipts
TR = Treasury Receipts
(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.


12 1-800-345-2021                              See Notes to Financial Statements

Target: 2010 -- Performance
--------------------------------------------------------------------------------

Total Returns as of March 31, 2000

               ---------------------------------------------------------------------------------------------------------------------
                                                 Investor Class (inception 3/25/85)   Advisor Class (inception 10/20/98)
               ---------------------------------------------------------------------------------------------------------------------
               Target Maturities  11/15/10 Maturity  Merrill Lynch Long-   Target Maturities  11/15/10 Maturity  Merrill Lynch Long-
                 Trust: 2010        STRIPS Issue     Term Treasury Index     Trust: 2010        STRIPS Issue     Term Treasury Index
6 Months(1) .....     2.98%            4.46%                5.71%                2.89%             4.46%               5.71%

1 Year ..........    -1.20%            0.60%                3.00%               -1.43%             0.60%               3.00%
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------------------------------------------------------------
3 Years .........     9.64%           10.77%                9.94%                  --                --                  --

5 Years .........     9.88%           10.88%                9.41%                  --                --                  --

10 Years ........    11.13%           11.65%                9.87%                  --                --                  --

Life of Fund ....    14.09%           15.56%(2)            11.33%(2)            -4.15%            -3.02%(3)           -0.52%(3)

(1)   Returns for periods less than one year are not annualized.
(2) Since 3/31/85, the date nearest the class's inception for which data are available.
(3) Since 10/31/98, the date nearest the class's inception for which data are available.
See pages 52-54 for more information about share classes, returns, the comparative index, and the fund's benchmark.

Growth of $10,000 Over 10 Years         [Mountain Graph Omitted]

Value on 3/31/00

Target: 2010                                     $28,729

Merrill Lynch Long-Term Treasury Index           $25,634

11/15/10 STRIPS Issue                            $30,111

                                     Merrill Lynch
                                       Long-Term         11/15/10
                    Target: 2010    Treasury Index      STRIPS Issue
   DATE                VALUE             VALUE             VALUE

03/31/1990            $10,000           $10,000           $10,000
03/31/1991            $11,437           $11,305           $11,286
03/31/1992            $12,847           $12,666           $12,771
03/31/1993            $16,223           $15,133           $16,141
03/31/1994            $17,164           $15,659           $17,127
03/31/1995            $17,928           $16,351           $17,968
03/31/1996            $21,354           $18,762           $21,640
03/31/1997            $21,790           $19,292           $22,153
03/31/1998            $27,070           $23,244           $27,677
03/31/1999            $29,070           $24,888           $29,930
03/31/2000            $28,729           $25,634           $30,111

$10,000 investment made 3/31/90

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2010 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

Share Price vs. Anticipated Value at Maturity   [Mountain Graph Omitted]

Target: 2010

                                                  Anticipated Value
                         Actual Share Price    at Maturity (Estimated
                         (Historical) $56.74    Share Price) $105.47

'85                             11.43                  97.00
                                17.65                  97.00
                                14.96                  95.27
                                17.31                  97.13
                                22.16                  96.66
'90                             22.22                  97.52
                                26.9                   98.97
                                29.534                100.179
                                37.292                100.874
                                32.981                101.78
'95                             46.864                101.788
                                42.474                102.529
                                49.16                 103.4
                                61.98                 104.85
                                57.43                 105.5
'00                             55.1                  105.56
                                56.74                 105.47

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM -- defined on page 54), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                                      www.americancentury.com 13

Target: 2010 -- Q&A
--------------------------------------------------------------------------------

"REFCORPs, like other agency bonds, underperformed Treasury securities."

Portfolio at a Glance

--------------------------------------------------------------------------------
                                                    3/31/00              9/30/99
--------------------------------------------------------------------------------

Number of Securities                                  19                   18

Anticipated Growth Rate                              5.97%                5.95%

Weighted Average Maturity Date                     10/14/10             11/1/10

Anticipated Value at Maturity (AVM)(1)             $105.47              $105.56

Expense Ratio (for Investor Class)                 0.59%(2)              0.59%

(1)   See graph on page 13.
(2)   Annualized.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 54-55.

      An interview with Jeremy Fletcher and Dave Schroeder (pictured on page 6), portfolio managers on the Target Maturities Trust investment team.

How did the fund perform?

      Target: 2010 posted solid gains. For the six months ended March 31, 2000, the portfolio returned 2.98%, compared with the 4.46% return of its benchmark, a STRIPS issue maturing on November 15, 2010.* (See the previous page for other fund performance comparisons.)

      It's important to remember that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

Even after taking expenses into account, the fund still underperformed its benchmark by a wide margin. What happened?

      It's a function of the fund's REFCORPs, which make up more than 60% of the portfolio. REFCORPs severely underperformed STRIPS over the past six months.

      The existing supply of longer-term Treasury bonds is expected to shrink going forward, so demand for these securities -- including both ordinary bonds and zero-coupon bonds (zeros) -- has been huge in recent months. That's pushed longer-term Treasury yields lower.

      In contrast, the yields of longer-term government agency bonds have been relatively steady. As a result, the yield gap between Treasury and agency bonds widened substantially, and Treasurys outperformed agency bonds by a healthy margin.

Aren't REFCORPs essentially the same as STRIPS and other Treasury zeros?

      We view them that way, but technically they're agency bonds. REFCORPs were issued by the Resolution Funding Corporation, a government agency that issued bonds between 1989 and 1992 to help the federal government liquidate the assets of failed savings and loans. REFCORPs are secured and guaranteed by the Treasury, and that's why they're appropriate investments for the Target funds.

      But even though the Resolution Funding Corporation has the Treasury's backing, the bond market tarred all agency bonds with the same broad brush. That means REFCORPs, like other agency bonds, underperformed Treasury securities.

      Six months ago, we found REFCORPs to be attractive when they offered yields that were 20 basis points (0.20%) higher than STRIPS yields. By the end of March, that yield spread stood at 40 basis points.

      The good news is that this underperformance is just a short-term bump in the road. It's a pay-me-now-or-pay-me-later proposition -- you may get lagging returns now, but that also means you're getting higher yields. Over the long term, we expect the higher yields of REFCORPs to boost the fund's overall return.

* All fund returns referenced in this interview are for Investor Class shares.


14 1-800-345-2021

Target: 2010 -- Q&A
--------------------------------------------------------------------------------
                                                                     (Continued)

You added some receipt zeros to the Target: 2010 portfolio (see the charts at right). What was the attraction?

      Receipt zeros are Treasury zeros issued by various brokerage companies in the 1980s. The longest-maturity receipt zeros mature in 2009, and they don't trade very often in this part of the market. However, when they do, they usually offer very attractive yields, so we're always on the lookout for opportunities to buy receipt zeros.

      In the last six months, we bought some CATS, which were originally issued by Salomon Brothers, and added to our ETRs, which were originally issued by Dean Witter.

      These bonds provided a great yield pick-up for the fund, but because they all mature in 2009, they caused the portfolio's weighted average maturity (WAM) date to shorten from early November to mid-October 2010.

Looking ahead, what's your outlook for U.S. interest rates?

      Treasury yields are responding to two separate factors -- the economic environment and the expected reduction in the supply of Treasury securities.

      Economic conditions are not favorable for bonds. In the last six months, the economy grew at an annual rate of more than 6%. That's about twice as fast as the Federal Reserve would like to see. In addition, inflation is rising at a faster rate than it has in the past several years. Even though that's mainly due to the high price of oil, we're seeing prices increase more rapidly in other areas as well, especially the service sector.

      Add it all up, and it means the Fed will probably raise short-term interest rates again in the coming months. We expect short-term Treasury yields to follow suit.

What about longer-term Treasury yields?

      This part of the market has been affected primarily by the supply reduction. In addition to cutting back issuance of long-term bonds, the Treasury plans to buy back longer-term Treasury bonds on several occasions in the next few months. By July, the Treasury will probably be close to completing the $30 billion in buy-backs projected for this year.

      For the most part, though, these changes have already been priced into the market. Once the buy-backs actually happen, we expect the longer-term part of the Treasury market to shift its attention away from supply and focus more on the economic situation.

      As a result, we think that longer-term Treasury yields will rise even more than short-term yields over the next six months. We wouldn't be surprised to see the Treasury yield curve still inverted six months from now, but we expect it to be less inverted than it is currently.

What are your plans for Target: 2010 going forward?

      As always, we'll position the fund to closely track the performance of its benchmark. That means keeping the portfolio's WAM date near the November 15, 2010 maturity date of the benchmark.

      We'll also look to adjust the mix of zeros in the portfolio whenever we see opportunities to add value and increase the fund's anticipated value at maturity.

"We think that longer-term Treasury yields will rise even more than short-term yields over the next six months."

  [The following table was depicted as a pie chart in the printed material]

Types of Investments in the Portfolio
--------------------------------------------------------------------------------
                                                            As of March 31, 2000
--------------------------------------------------------------------------------

o REFCORPs                                                                   62%

o STRIPS                                                                     25%

o ETRs                                                                       11%

o CATS                                                                        2%

    [The following table was depicted as a pie chart in the printed material]

--------------------------------------------------------------------------------
                                                        As of September 30, 1999
--------------------------------------------------------------------------------

o REFCORPs                                                                   60%

o STRIPS                                                                     34%

o ETRs                                                                        6%

Investment terms are defined in the Glossary on pages 54-55.


                                                      www.americancentury.com 15

Target: 2010 -- Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 38.0%
--------------------------------------------------------------------------------

$42,520,000  ETR, 7.12%, 5/15/09                                    $ 23,256,970
  6,000,000  CATS, 6.78%, 8/15/09                                      3,244,945
  1,000,000  CATS, 6.79%, 11/15/09                                       532,121
 11,500,000  STRIPS -- PRINCIPAL, 7.18%,
               11/15/09                                                6,222,799
  2,500,000  STRIPS -- COUPON, 6.27%,
               2/15/10                                                 1,350,349
    587,000  STRIPS -- COUPON, 8.67%,
               5/15/10                                                   312,206
  9,577,000  STRIPS -- COUPON, 7.38%,
               8/15/10                                                 5,013,973
  7,839,000  STRIPS -- COUPON, 8.28%,
               11/15/10                                                4,045,366
 22,360,000  STRIPS -- COUPON, 8.90%,
               2/15/11                                                11,364,678
 13,000,000  STRIPS -- COUPON, 6.35%,
               5/15/11                                                 6,506,419
 41,715,000  STRIPS -- COUPON, 6.72%,
              8/15/11                                                 20,563,404
                                                                    ------------
TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES                                                   82,413,230
                                                                    ------------
   (Cost $76,400,378)

--------------------------------------------------------------------------------
 ZERO-COUPON U.S. GOVERNMENT
 AGENCY SECURITIES(1) -- 62.0%
--------------------------------------------------------------------------------

  2,000,000  REFCORP STRIPS -- COUPON,
               7.98%, 10/15/09                                         1,066,085
  2,772,000  REFCORP STRIPS -- COUPON,
               7.85%, 1/15/10                                          1,453,397
 25,728,000  REFCORP STRIPS -- COUPON,
              7.38%, 4/15/10                                          13,268,946
112,053,000   REFCORP STRIPS -- COUPON,
              6.20%, 10/15/10                                         55,971,248
 72,361,000  REFCORP STRIPS -- COUPON,
               5.67%, 1/15/11                                         35,572,324
 28,850,000  REFCORP STRIPS -- COUPON,
               7.21%, 4/15/11                                         13,951,107
  7,000,000  REFCORP STRIPS -- COUPON,
              4.98%, 7/15/11                                           3,412,556
 20,000,000  REFCORP STRIPS -- COUPON,
              6.00%, 10/15/11                                          9,601,648
                                                                    ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                    134,297,311
                                                                    ------------
   (Cost $140,839,093)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $216,710,541
                                                                    ============
   (Cost $217,239,471)

Notes to Schedule of Investments

CATS = Certificates of Accrual of Treasury Securities
ETR = Easy Growth Treasury Receipts
REFCORP = Resolution Funding Corporation
STRIPS = Separate Trading of Registered Interest and Principal of Securities
(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.


16 1-800-345-2021                              See Notes to Financial Statements

Target: 2015 -- Performance
--------------------------------------------------------------------------------

Total Returns as of March 31, 2000

               ---------------------------------------------------------------------------------------------------------------------
                              Investor Class (inception 9/1/86)                     Advisor Class (inception 7/23/99)
               ---------------------------------------------------------------------------------------------------------------------
               Target Maturities  11/15/15 Maturity   Merrill Lynch Long-  Target Maturities  11/15/15 Maturity  Merrill Lynch Long-
                 Trust: 2015        STRIPS Issue      Term Treasury Index    Trust: 2015        STRIPS Issue     Term Treasury Index
6 Months(1) .....    6.39%             9.18%                5.71%                6.28%              9.18%              5.71%

1 Year ..........    0.66%             3.73%                3.00%                  --                 --                 --

------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------------------------------------------------------------

3 Years .........   12.37%            13.84%                9.94%                  --                 --                 --

5 Years .........   11.85%            12.99%                9.41%                  --                 --                 --

10 Years ........   12.06%            12.77%                9.87%                  --                 --                 --

Life of Fund ....    9.99%            10.44%(2)             9.06%(2)             4.74%(1)           8.99%(1)(3)        6.08%(1)(3)

(1)   Returns for periods less than one year are not annualized.
(2) Since 9/30/86, the date nearest the class's inception for which data are available.
(3) Since 7/31/99, the date nearest the class's inception for which data are available.
See pages 52-54 for more information about share classes, returns, the comparative index, and the fund's benchmark.

Growth of $10,000 Over 10 Years         [Mountain Graph Omitted]

Value on 3/31/00

Target: 2015                              $31,235

Merrill Lynch Long-Term Treasury Index    $25,634

11/15/15 STRIPS Issue                     $33,272

                                  Merrill Lynch
                                    Long-Term         11/15/15
                 Target: 2015    Treasury Index      STRIPS Issue
   DATE             VALUE             VALUE             VALUE

03/31/1990         $10,000           $10,000           $10,000
03/31/1991         $11,259           $11,305           $11,323
03/31/1992         $12,745           $12,666           $12,734
03/31/1993         $15,882           $15,133           $15,979
03/31/1994         $17,259           $15,659           $17,420
03/31/1995         $17,839           $16,351           $18,068
03/31/1996         $21,636           $18,762           $22,123
03/31/1997         $22,004           $19,292           $22,549
03/31/1998         $29,369           $23,244           $30,311
03/31/1999         $31,020           $24,888           $32,075
03/31/2000         $31,235           $25,634           $33,272

$10,000 investment made 3/31/90

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2015 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

Share Price vs. Anticipated Value at Maturity   [Mountain Graph Omitted]

Target: 2015

                                                  Anticipated Value
                         Actual Share Price    at Maturity (Estimated
                         (Historical) $45.79    Share Price) $113.41

'86                             14.24                 101.00
                                11.37                 102.86
                                12.63                 102.75
                                16.86                 101.77
'90                             16.29                 102.24
                                19.95                 106.05
                                21.502                107.792
                                28.064                106.952
                                24.11                 108.832
'95                             36.819                109.462
                                31.962                110.109
                                38.34                 110.52
                                49.87                 112.63
                                45.49                 112.52
'00                             43.04                 112.62
                                45.79                 113.41

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM -- defined on page 54), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                                      www.americancentury.com 17

Target: 2015 -- Q&A
--------------------------------------------------------------------------------

"REFCORPs, like other agency bonds, underperformed Treasury securities."

Portfolio at a Glance
--------------------------------------------------------------------------------
                                                       3/31/00          9/30/99
--------------------------------------------------------------------------------

Number of Securities                                      13               13

Anticipated Growth Rate                                  5.89%            6.06%

Weighted Average Maturity Date                         11/15/15         11/14/15

Anticipated Value at Maturity (AVM)(1)                 $113.41          $112.62

Expense Ratio (for Investor Class)                     0.59%(2)           0.59%

(1)   See graph on page 17.
(2)   Annualized.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 54-55.

      An interview with Jeremy Fletcher and Dave Schroeder (pictured on page 6), portfolio managers on the Target Maturities Trust investment team.

How did the fund perform?

      Target: 2015 posted solid gains. For the six months ended March 31, 2000, the portfolio returned 6.39%, compared with the 9.18% return of its benchmark, a STRIPS issue maturing on November 15, 2015.* (See the previous page for other fund performance comparisons.)

      It's important to remember that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

Even after taking expenses into account, the fund still underperformed its benchmark by a wide margin. What happened?

      It's a function of the fund's REFCORPs, which now make up more than 70% of the portfolio. REFCORPs severely underperformed STRIPS over the past six months.

      The existing supply of longer-term Treasury bonds is expected to shrink going forward, so demand for these securities -- including both ordinary bonds and zero-coupon bonds (zeros) -- has been huge in recent months. That's pushed longer-term Treasury yields lower.

      In contrast, the yields of longer-term government agency bonds have been relatively steady. As a result, the yield gap between Treasury and agency bonds widened substantially, and Treasurys outperformed agency bonds by a healthy margin.

Aren't REFCORPs essentially the same as STRIPS and other Treasury zeros?

      We view them that way, but technically they're agency bonds. REFCORPs were issued by the Resolution Funding Corporation, a government agency that issued bonds between 1989 and 1992 to help the federal government liquidate the assets of failed savings and loans. REFCORPs are secured and guaranteed by the Treasury, and that's why they're appropriate investments for the Target funds.

      But even though the Resolution Funding Corporation has the Treasury's backing, the bond market tarred all agency bonds with the same broad brush. That means REFCORPs, like other agency bonds, underperformed Treasury securities.

      Six months ago, we found REFCORPs to be attractive when they offered yields that were 20 basis points (0.20%) higher than STRIPS yields. By the end of March, that yield spread stood at 40 basis points.

      The good news is that this underperformance is just a short-term bump in the road. It's a pay-me-now-or-pay-me-later proposition -- you may get lagging returns now, but that also means you're getting higher yields. Over the long term, we expect the higher yields of REFCORPs to boost the fund's overall return.

* All fund returns referenced in this interview are for Investor Class shares.


18 1-800-345-2021

Target: 2015 -- Q&A
--------------------------------------------------------------------------------
                                                                     (Continued)

Did REFCORPs grow to such a large percentage of the portfolio because you bought more of them?

   Not exactly. The real reason was that we sold STRIPS to meet heavy cash outflows from the fund.

      Investors pulled out more than a third of the fund's assets -- over $80 million -- in the past six months. To meet these shareholder redemptions, we sold STRIPS, which are the easiest zeros to buy and sell. This cut the fund's STRIPS position in half, from 60% of fund assets six months ago to 29% by the end of March. The fund's percentage of REFCORPs rose accordingly.

Looking ahead, what's your outlook for U.S. interest rates?

      Treasury yields are responding to two separate factors -- the economic environment and the expected reduction in the supply of Treasury securities.

      Economic conditions are not favorable for bonds. In the last six months, the economy grew at an annual rate of more than 6%. That's about twice as fast as the Federal Reserve would like to see. In addition, inflation is rising at a faster rate than it has in the past several years. Even though that's mainly due to the high price of oil, we're seeing prices increase more rapidly in other areas as well, especially the service sector.

      Add it all up, and it means the Fed will probably raise short-term interest rates again in the coming months. We expect short-term Treasury yields to follow suit.

What about longer-term Treasury yields?

      This part of the market has been affected primarily by the supply reduction. In addition to cutting back issuance of long-term bonds, the Treasury plans to buy back longer-term Treasury bonds on several occasions in the next few months. By July, the Treasury will probably be close to completing the $30 billion in buy-backs projected for this year.

      For the most part, though, these changes have already been priced into the market. Once the buy-backs actually happen, we expect the longer-term part of the Treasury market to shift its attention away from supply and focus more on the economic situation.

      As a result, we think that longer-term Treasury yields will rise even more than short-term yields over the next six months. We wouldn't be surprised to see the Treasury yield curve still inverted six months from now, but we expect it to be less inverted than it is currently.

What are your plans for Target: 2015 going forward?

      As always, we'll position the fund to closely track the performance of its benchmark. That means keeping the portfolio's WAM date near the November 15, 2015 maturity date of the benchmark.

      We'll also look to adjust the mix of zeros in the portfolio whenever we see opportunities to add value and increase the fund's anticipated value at maturity.

"We think that longer-term Treasury yields will rise even more than short-term yields over the next six months."

  [The following table was depicted as a pie chart in the printed material]

Types of Investments in the Portfolio
--------------------------------------------------------------------------------
                                                            As of March 31, 2000
--------------------------------------------------------------------------------

o REFCORPs                                                                   71%

o STRIPS                                                                     29%

    [The following table was depicted as a pie chart in the printed material]

--------------------------------------------------------------------------------
                                                        As of September 30, 1999
--------------------------------------------------------------------------------

o REFCORPs                                                                   40%

o STRIPS                                                                     60%

Investment terms are defined in the Glossary on pages 54-55.


                                                      www.americancentury.com 19

Target: 2015 -- Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 29.1%
--------------------------------------------------------------------------------

$12,350,000  STRIPS -- COUPON, 7.57%,
               2/15/15                                              $  4,935,526
 14,408,000  STRIPS -- COUPON, 9.17%,
               5/15/15                                                 5,679,140
 24,603,000  STRIPS -- COUPON, 8.33%,
               8/15/15                                                 9,554,981
 12,481,000  STRIPS -- COUPON, 8.79%,
               11/15/15                                                4,777,618
 16,300,000  STRIPS -- COUPON, 8.49%,
               2/15/16                                                 6,157,465
 17,700,000  STRIPS -- COUPON, 8.39%,
               5/15/16                                                 6,595,970
                                                                    ------------
TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES                                                   37,700,700
                                                                    ------------
   (Cost $27,319,581)

--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 70.9%
--------------------------------------------------------------------------------

 39,310,000  REFCORP STRIPS -- COUPON,
               6.92%, 1/15/15                                         14,956,067
 28,560,000  REFCORP STRIPS -- COUPON,
               8.45%, 4/15/15                                         10,705,627
 42,568,000  REFCORP STRIPS -- COUPON,
               7.74%, 7/15/15                                         15,709,643
 36,151,000  REFCORP STRIPS -- COUPON,
               8.24%, 10/15/15                                        13,135,701
  3,447,000  REFCORP STRIPS -- COUPON,
               6.75%, 1/15/16                                          1,235,060
 47,591,000  REFCORP STRIPS -- COUPON,
               7.51%, 7/15/16                                         16,532,354
 57,742,000  REFCORP STRIPS -- COUPON,
               6.81%, 10/15/16                                        19,751,685
                                                                    ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                    92,026,137
                                                                    ------------
   (Cost $81,643,070)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $129,726,837
                                                                    ============
   (Cost $108,962,651)

Notes to Schedule of Investments

REFCORP = Resolution Funding Corporation
STRIPS = Separate Trading of Registered Interest and Principal of Securities
(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.


20 1-800-345-2021                              See Notes to Financial Statements

Target: 2020 -- Performance
--------------------------------------------------------------------------------

Total Returns as of March 31, 2000

                 -------------------------------------------------------------------------------------------------------------------
                            Investor Class (inception 12/29/89)                   Advisor Class (inception 10/19/98)
                 -------------------------------------------------------------------------------------------------------------------
                 Target Maturities   Benchmark(2)  Merrill Lynch Long-  Target Maturities  11/15/20 Maturity   Merrill Lynch Long-
                    Trust: 2020                    Term Treasury Index    Trust: 2020        STRIPS Issue      Term Treasury Index
6 Months(1) .......    10.16%           14.40%           5.71%               10.08%             14.40%               5.71%

1 Year ............     2.18%            6.54%           3.00%                1.97%              6.54%               3.00%

------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------------------------------------------------------------

3 Years ...........    15.11%           17.16%           9.94%                  --                 --                  --

5 Years ...........    13.73%           15.27%           9.41%                  --                 --                  --

10 Years ..........    12.49%           12.92%           9.87%                  --                 --                  --

Life of Fund ......    10.60%           10.70%           9.18%               -3.67%             -0.42%(3)           -0.52%(3)

(1)   Returns for periods less than one year are not annualized.
(2) From December 1989 through April 1990, the Investor Class benchmark was an 8/15/19 STRIPS issue; from May 1990 through October 1991, it was an 11/15/19 STRIPS issue; and from November 1991 to the present, it has been an 11/15/20 STRIPS issue.
(3) Since 10/31/98, the date nearest the class's inception for which data are available.
See pages 52-54 for more information about share classes, returns, the comparative index, and the fund's benchmark.

Growth of $10,000 Over 10 Years         [Mountain Graph Omitted]

Value on 3/31/00
Target: 2020                               $32,454
Merrill Lynch Long-Term Treasury Index     $25,634
Fund Benchmark                             $33,707

                                           Target: 2020        Merrill Lynch Long-Term Treasury Index   Fund Benchmark
DATE                                       VALUE               VALUE                                    VALUE
3/31/1990                                  $10,000             $10,000                                  $10,000
3/31/1991                                  $11,222             $11,305                                  $11,011
3/31/1992                                  $12,233             $12,666                                  $11,859
3/31/1993                                  $15,428             $15,133                                  $15,024
3/31/1994                                  $16,757             $15,659                                  $16,262
3/31/1995                                  $17,055             $16,351                                  $16,563
3/31/1996                                  $21,068             $18,762                                  $20,670
3/31/1997                                  $21,281             $19,292                                  $20,958
3/31/1998                                  $30,146             $23,244                                  $29,888
3/31/1999                                  $31,762             $24,888                                  $31,638
3/31/2000                                  $32,454             $25,634                                  $33,707

$10,000 investment made 3/31/90

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2020 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

Share Price vs. Anticipated Value at Maturity   [Mountain Graph Omitted]

Target: 2020
                Actual Share Price              Anticipated Value at Maturity
                (Historical) $33.72             (Estimated Share Price) $107.95
'90             11.46                                     92.6
                13.45                                     97.77
                14.575                                   102.184
                19.765                                   101.274
                16.273                                   102.175
'95             26.245                                   102.54
                22                                       103.598
                27.17                                    104.84
                36.95                                    106.96
                33                                       106.76
'00             30.61                                    107.3
                33.72                                    107.95

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM -- defined on page 54), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                                      www.americancentury.com 21

Target: 2020 -- Q&A
--------------------------------------------------------------------------------

"REFCORPs, like other agency bonds, underperformed Treasury securities."

Portfolio at a Glance
--------------------------------------------------------------------------------
                                                       3/31/00         9/30/99
--------------------------------------------------------------------------------

Number of Securities                                     16               16

Anticipated Growth Rate                                 5.77%            6.10%

Weighted Average Maturity Date                         9/14/20          8/21/20

Anticipated Value at Maturity (AVM)(1)                 $107.95          $107.30

Expense Ratio (for Investor Class)                     0.59%(2)          0.59%

(1)   See graph on page 21.
(2)   Annualized.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 54-55.

      An interview with Jeremy Fletcher and Dave Schroeder (pictured on page 6), portfolio managers on the Target Maturities Trust investment team.

How did the fund perform?

      Target: 2020 posted strong gains. For the six months ended March 31, 2000, the portfolio returned 10.16%, compared with the 14.40% return of its benchmark, a STRIPS issue maturing on November 15, 2020.* (See the previous page for other fund performance comparisons.)

      It's important to remember that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

Even after taking expenses into account, the fund still underperformed its benchmark by a wide margin. What happened?

      It's a function of the fund's REFCORPs, which now make up more than 70% of the portfolio. REFCORPs severely underperformed STRIPS over the past six months.

      The existing supply of longer-term Treasury bonds is expected to shrink going forward, so demand for these securities -- including both ordinary bonds and zero-coupon bonds (zeros) -- has been huge in recent months. That's pushed longer-term Treasury yields lower.

      In contrast, the yields of longer-term government agency bonds have been relatively steady. As a result, the yield gap between Treasury and agency bonds widened substantially, and Treasurys outperformed agency bonds by a healthy margin.

Aren't REFCORPs essentially the same as STRIPS and other Treasury zeros?

      We view them that way, but technically they're agency bonds. REFCORPs were issued by the Resolution Funding Corporation, a government agency that issued bonds between 1989 and 1992 to help the federal government liquidate the assets of failed savings and loans. REFCORPs are secured and guaranteed by the Treasury, and that's why they're appropriate investments for the Target funds.

      But even though the Resolution Funding Corporation has the Treasury's backing, the bond market tarred all agency bonds with the same broad brush. That means REFCORPs, like other agency bonds, underperformed Treasury securities.

      Six months ago, we found REFCORPs to be attractive when they offered yields that were 20 basis points (0.20%) higher than STRIPS yields. By the end of March, that yield spread stood at 40 basis points.

      The good news is that this underperformance is just a short-term bump in the road. It's a pay-me-now-or-pay-me-later proposition -- you may get lagging returns now, but that also means you're getting higher yields. Over the long term, we expect the higher yields of REFCORPs to boost the fund's overall return.


* All fund returns referenced in this interview are for Investor Class shares.


22 1-800-345-2021

Target: 2020 -- Q&A
--------------------------------------------------------------------------------
                                                                     (Continued)

The percentage of REFCORPs in the portfolio grew in the last six months. Is that because you bought more of them?

      Not exactly. The real reason was that we sold STRIPS to meet cash outflows from the fund.

      Investors pulled about $30 million out of the portfolio in the past six months. To meet these shareholder redemptions, we sold STRIPS, which are the easiest zeros to buy and sell. This reduced the fund's STRIPS position from 35% of fund assets six months ago to 26% by the end of March. The fund's percentage of REFCORPs rose accordingly.

Looking ahead, what's your outlook for U.S. interest rates?

      Treasury yields are responding to two separate factors -- the economic environment and the expected reduction in the supply of Treasury securities.

      Economic conditions are not favorable for bonds. In the last six months, the economy grew at an annual rate of more than 6%. That's about twice as fast as the Federal Reserve would like to see. In addition, inflation is rising at a faster rate than it has in the past several years. Even though that's mainly due to the high price of oil, we're seeing prices increase more rapidly in other areas as well, especially the service sector.

      Add it all up, and it means the Fed will probably raise short-term interest rates again in the coming months. We expect short-term Treasury yields to follow suit.

What about longer-term Treasury yields?

      This part of the market has been affected primarily by the supply reduction. In addition to cutting back issuance of long-term bonds, the Treasury plans to buy back longer-term Treasury bonds on several occasions in the next few months. By July, the Treasury will probably be close to completing the $30 billion in buy-backs projected for this year.

      For the most part, though, these changes have already been priced into the market. Once the buy-backs actually happen, we expect the longer-term part of the Treasury market to shift its attention away from supply and focus more on the economic situation.

      As a result, we think that longer-term Treasury yields will rise even more than short-term yields over the next six months. We wouldn't be surprised to see the Treasury yield curve still inverted six months from now, but we expect it to be less inverted than it is currently.

What are your plans for Target: 2020 going forward?

      As always, we'll position the fund to closely track the performance of its benchmark. That means keeping the portfolio's WAM date near the November 15, 2020 maturity date of the benchmark.

      We'll also look to adjust the mix of zeros in the portfolio whenever we see opportunities to add value and increase the fund's anticipated value at maturity.

"We think that longer-term Treasury yields will rise even more than short-term yields over the next six months."

    [The following table was depicted as a pie chart in the printed material]

Types of Investments in the Portfolio
--------------------------------------------------------------------------------
                                                            As of March 31, 2000
--------------------------------------------------------------------------------

o REFCORPs                                                                   74%

o STRIPS                                                                     26%

    [The following table was depicted as a pie chart in the printed material]

--------------------------------------------------------------------------------
                                                        As of September 30, 1999
--------------------------------------------------------------------------------

o REFCORPs                                                                   65%

o STRIPS                                                                     35%

Investment terms are defined in the Glossary on pages 54-55.


                                                      www.americancentury.com 23

Target 2020 -- Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2000 (UNAUDITED)

Principal Amount                                                           Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 26.0%
--------------------------------------------------------------------------------

$  30,000,000  STRIPS -- COUPON, 8.41%,
                 2/15/20                                            $  9,065,394
   41,688,000  STRIPS -- COUPON, 8.41%,
                 5/15/20                                              12,411,051
      500,000  STRIPS -- PRINCIPAL, 6.65%,
                 5/15/20                                                 149,293
    6,135,000  STRIPS -- COUPON, 8.23%,
                 8/15/20                                               1,798,873
  147,407,000  STRIPS -- COUPON, 7.85%,
                 11/15/20(2)                                          42,710,946
    2,750,000  STRIPS -- COUPON, 8.32%,
                 2/15/21                                                 784,004
    5,500,000  STRIPS -- COUPON, 8.18%,
                 5/15/21                                               1,546,450
                                                                    ------------
TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES                                                   68,466,011
   (Cost $48,565,184)                                               ------------

--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 74.0%
--------------------------------------------------------------------------------

      258,000  REFCORP STRIPS -- COUPON,
                 6.21%, 4/15/19                                           75,663
   79,274,000  REFCORP STRIPS -- COUPON,
                 7.87%, 1/15/20                                       22,343,001
   15,156,000  REFCORP STRIPS -- COUPON,
                 6.04%, 4/15/20                                        4,203,877
   52,793,000  REFCORP STRIPS -- COUPON,
                 8.06%, 7/15/20                                       14,410,747
  196,094,000  REFCORP STRIPS -- PRINCIPAL,
                 8.44%, 7/15/20                                       53,737,914
   35,406,000  REFCORP STRIPS -- COUPON,
                 6.46%, 10/15/20                                       9,539,756
   32,000,000  REFCORP STRIPS -- PRINCIPAL,
                 6.62%, 10/15/20                                       8,630,624
   25,482,000  REFCORP STRIPS -- COUPON,
                 7.98%, 1/15/21                                        6,750,210
  284,945,000  REFCORP STRIPS -- PRINCIPAL,
                 7.33%, 1/15/21                                       75,634,343
                                                                    ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                    195,326,135
   (Cost $154,839,890)                                              ------------

TOTAL INVESTMENT SECURITIES -- 100.0%                               $263,792,146
   (Cost $203,405,074)                                              ============

Notes to Schedule of Investments

REFCORP = Resolution Funding Corporation
STRIPS = Separate Trading of Registered Interest and Principal of Securities
(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.
(2) Security position, or a portion thereof, has been loaned. (See Note 5 in the Notes to Financial Statements).


24 1-800-345-2021                              See Notes to Financial Statements

Target: 2025 -- Performance
--------------------------------------------------------------------------------

Total Returns as of March 31, 2000

               -------------------------------------------------------------------------
                 Investor Class (inception 2/15/96)    Advisor Class (inception 6/1/98)
               -------------------------------------------------------------------------
                                            Merrill                             Merrill
                 Target                      Lynch       Target     11/15/25     Lynch
               Maturities                  Long-Term   Maturities   Maturity   Long-Term
                 Trust:                    Treasury      Trust:      STRIPS    Treasury
                  2025      Benchmark(2)     Index        2025        Issue      Index
6 Months(1) ...  11.78%       13.39%         5.71%       11.75%      13.39%      5.71%

1 Year ........   4.31%        5.64%         3.00%        4.14%       5.64%      3.00%


----------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
----------------------------------------------------------------------------------------
3 Years .......  18.46%       19.07%         9.94%          --          --         --

Life of Fund ..   9.92%       11.02%(3)      7.44%(3)     3.81%       5.65%      4.22%

(1)   Returns for periods less than one year are not annualized.
(2) The Investor Class benchmark was an 8/15/25 STRIPS issue from inception through January 1998, when it was changed to an 11/15/25 STRIPS issue.
(3) Since 2/29/96, the date nearest the class's inception for which data are available.
See pages 52-54 for more information about share classes, returns, the comparative index, and the fund's benchmark.

Growth of $10,000 Over Life of Fund     [Mountain Graph Omitted]

Value on 3/31/00
Target: 2025                               $15,475
Merrill Lynch Long-Term Treasury Index     $13,403
Fund Benchmark                             $15,323

                                           Target: 2025        Merrill Lynch Long-Term Treasury Index   Fund Benchmark
DATE                                       VALUE               VALUE                                    VALUE
2/29/1996                                  $10,000             $10,000                                  $10,000
3/31/1996                                  $ 9,562             $ 9,810                                  $ 9,632
6/30/1996                                  $ 9,414             $ 9,794                                  $ 9,361
9/30/1996                                  $ 9,456             $ 9,940                                  $ 9,343
12/31/1996                                 $10,364             $10,414                                  $10,158
3/31/1997                                  $ 9,308             $10,086                                  $ 9,077
6/30/1997                                  $10,443             $10,639                                  $10,133
9/30/1997                                  $11,758             $11,247                                  $11,358
12/31/1997                                 $13,484             $11,969                                  $13,127
3/31/1998                                  $13,696             $12,152                                  $13,356
6/30/1998                                  $15,085             $12,710                                  $14,642
9/30/1998                                  $16,722             $13,719                                  $16,319
12/31/1998                                 $16,426             $13,590                                  $16,103
3/31/1999                                  $14,836             $13,011                                  $14,506
6/30/1999                                  $14,043             $12,710                                  $13,718
9/30/1999                                  $13,843             $12,679                                  $13,513
12/31/1999                                 $13,024             $12,420                                  $12,685
3/31/2000                                  $15,475             $13,403                                  $15,323

$10,000 investment made 2/29/96

The graph at left shows the growth of a $10,000 investment over the life of the fund.* The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2025 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

* 2/29/96 is the date nearest the fund's inception for which index data are available.

Share Price vs. Anticipated Value at Maturity   [Mountain Graph Omitted]

                Actual Share Price      Anticipated Value at Maturity
                (Historical) $29.31    (Estimated Share Price) $112.37
'96                   17.91                       109.24
                      22.27                       110.88
                      31.67                       112.23
                      28.1                        111.42
'00                   26.22                       111.81
                      29.31                       112.37

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM -- defined on page 54), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                                      www.americancentury.com 25

Target: 2025 -- Q&A
--------------------------------------------------------------------------------

"We picked up a couple of REFCORPs with attractive yields, but not as many as we would have liked. The supply of REFCORPs in this maturity area is pretty limited."

Portfolio at a Glance
--------------------------------------------------------------------------------
                                                   3/31/00              9/30/99
--------------------------------------------------------------------------------
Number of Securities                                    25                   23

Anticipated Growth
  Rate                                                5.40%                5.73%

Weighted Average
  Maturity Date                                    6/14/25               6/9/25

Anticipated Value at
  Maturity (AVM)(1)                             $   112.37           $   111.81

Expense Ratio (for
  Investor Class)                                     0.59%(2)             0.59%

(1)   See graph on page 25.
(2)   Annualized.

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Investment terms are defined in the Glossary on pages 54-55.

      An interview with Jeremy Fletcher and Dave Schroeder (pictured on page 6), portfolio managers on the Target Maturities Trust investment team.

How did the fund perform?

      Target: 2025 posted strong gains. For the six months ended March 31, 2000, the portfolio returned 11.78%, compared with the 13.39% return of its benchmark, a STRIPS issue maturing on November 15, 2025.* (See the previous page for other fund performance comparisons.)

      It's important to remember that the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not.

Even after taking expenses into account, the fund still underperformed its benchmark by a wide margin. What happened?

      It's a function of the fund's REFCORPs, which severely underperformed STRIPS over the past six months. Even though REFCORPs only made up 15-20% of the portfolio, they still held back the fund's performance.

      The existing supply of longer-term Treasury bonds is expected to shrink going forward, so demand for these securities -- including both ordinary bonds and zero-coupon bonds (zeros) -- has been huge in recent months. That's pushed longer-term Treasury yields lower.

      In contrast, the yields of longer-term government agency bonds have been relatively steady. As a result, the yield gap between Treasury and agency bonds widened substantially, and Treasurys outperformed agency bonds by a healthy margin.

Aren't REFCORPs essentially the same as STRIPS and other Treasury zeros?

      We view them that way, but technically they're agency bonds. REFCORPs were issued by the Resolution Funding Corporation, a government agency that issued bonds between 1989 and 1992 to help the federal government liquidate the assets of failed savings and loans. REFCORPs are secured and guaranteed by the Treasury, and that's why they're appropriate investments for the Target funds.

      But even though the Resolution Funding Corporation has the Treasury's backing, the bond market tarred all agency bonds with the same broad brush. That means REFCORPs, like other agency bonds, underperformed Treasury securities.

      Six months ago, we found REFCORPs to be attractive when they offered yields that were 20 basis points (0.20%) higher than STRIPS yields. By the end of March, that yield spread stood at 40 basis points.

      The good news is that this underperformance is just a short-term bump in the road. It's a pay-me-now-or-pay-me-later proposition -- you may get lagging returns now, but that also means you're getting higher yields. Over the long term, we expect the higher yields of REFCORPs to boost the fund's overall return.

* All fund returns referenced in this interview are for Investor Class shares.


26 1-800-345-2021

Target: 2025 -- Q&A
--------------------------------------------------------------------------------
                                                                     (Continued)

Did you add any REFCORPs to the portfolio in the last six months?

      We picked up a couple of REFCORPs with attractive yields, but not as many as we would have liked. The supply of REFCORPs in this maturity area -- between 2024 and 2026 -- is pretty limited, so they're not as readily available as STRIPS. That's why STRIPS make up such a large portion of the portfolio.

      With few REFCORPs to be had, we tried to enhance performance by making some adjustments within our STRIPS holdings. We sold some of our February 2025 STRIPS -- when they were trading at unusually high prices -- and bought STRIPS maturing in November 2024 and August 2025. This trade picked up more yield for the fund while keeping its weighted average maturity (WAM) date about the same (see the table on page 26).

Looking ahead, what's your outlook for U.S. interest rates?

      Treasury yields are responding to two separate factors -- the economic environment and the expected reduction in the supply of Treasury securities.

      Economic conditions are not favorable for bonds. In the last six months, the economy grew at an annual rate of more than 6%. That's about twice as fast as the Federal Reserve would like to see. In addition, inflation is rising at a faster rate than it has in the past several years. Even though that's mainly due to the high price of oil, we're seeing prices increase more rapidly in other areas as well, especially the service sector.

      Add it all up, and it means the Fed will probably raise short-term interest rates again in the coming months. We expect short-term Treasury yields to follow suit.

What about longer-term Treasury yields?

      This part of the market has been affected primarily by the supply reduction. In addition to cutting back issuance of long-term bonds, the Treasury plans to buy back longer-term Treasury bonds on several occasions in the next few months. By July, the Treasury will probably be close to completing the $30 billion in buy-backs projected for this year.

      For the most part, though, these changes have already been priced into the market. Once the buy-backs actually happen, we expect the longer-term part of the Treasury market to shift its attention away from supply and focus more on the economic situation.

      As a result, we think that longer-term Treasury yields will rise even more than short-term yields over the next six months. We wouldn't be surprised to see the Treasury yield curve still inverted six months from now, but we expect it to be less inverted than it is currently.

What are your plans for Target: 2025 going forward?

      As always, we'll position the fund to closely track the performance of its benchmark. That means keeping the portfolio's WAM date within the target year, though it will probably remain shorter than the November 15, 2025 maturity date of the benchmark because shorter-term yields are higher in this maturity sector.

      We'll also look to adjust the mix of zeros in the portfolio whenever we see opportunities to add value and increase the fund's anticipated value at maturity. That includes seeking out REFCORPs if we can find them with attractive yields.

"We think that longer-term Treasury yields will rise even more than short-term yields over the next six months."

Types of Investments in
the Portfolio

--------------------------------------------------------------------------------
                                                            As of March 31, 2000
--------------------------------------------------------------------------------

STRIPS            82%

REFCORPs          18%

[PIE CHART OMITTED]

--------------------------------------------------------------------------------
                                                        As of September 30, 1999
--------------------------------------------------------------------------------

STRIPS            86%

REFCORPs          14%

[PIE CHART OMITTED]

Investment terms are defined in the Glossary on pages 54-55.


                                                      www.americancentury.com 27

Target: 2025 -- Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2000 (UNAUDITED)

Principal Amount                                                           Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) -- 82.1%
--------------------------------------------------------------------------------

$  15,000,000  STRIPS -- COUPON, 6.50%,
                 8/15/24                                          $    3,577,137
  184,500,000  STRIPS -- COUPON, 5.86%,
                 11/15/24(2)                                          43,415,306
  399,100,000  STRIPS -- PRINCIPAL, 6.61%,
                 11/15/24                                             93,913,543
  390,900,000  STRIPS -- COUPON, 6.13%,
                 2/15/25                                              90,737,058
  122,300,000  STRIPS -- PRINCIPAL, 6.64%,
                 2/15/25                                              28,457,337
  134,500,000  STRIPS -- COUPON, 5.83%,
                 5/15/25(2)                                           30,808,073
  303,000,000  STRIPS -- COUPON, 5.90%,
                 8/15/25(2)                                           68,466,580
  706,100,000  STRIPS -- PRINCIPAL, 6.34%,
                 8/15/25                                             159,945,542
   99,499,000  STRIPS -- COUPON, 5.94%,
                 11/15/25(2)                                          22,187,018
   85,000,000  STRIPS -- COUPON, 6.31%,
                 2/15/26                                              18,698,817
   40,000,000  STRIPS -- COUPON, 6.10%,
                 5/15/26                                               8,684,012
   72,000,000  STRIPS -- COUPON, 6.34%,
                 8/15/26                                              15,421,590
   40,000,000  STRIPS -- PRINCIPAL, 6.41%,
                 8/15/26                                               8,655,772
                                                                    ------------
TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES                                                  592,967,785
   (Cost $555,497,986)                                              ------------

--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) -- 17.9%
--------------------------------------------------------------------------------

   19,650,000  REFCORP STRIPS -- COUPON,
                 6.37%, 1/15/24$                                       4,412,419
   25,998,000  REFCORP STRIPS -- COUPON,
                 6.42%, 4/15/24                                        5,753,684
    3,926,000  REFCORP STRIPS -- COUPON,
                 7.10%, 7/15/24                                          856,345
   89,170,000  REFCORP STRIPS -- COUPON,
                 6.75%, 10/15/24                                      19,170,362
   57,005,000  REFCORP STRIPS -- COUPON,
                 6.82%, 1/15/25                                       12,079,199
   33,899,000  REFCORP STRIPS -- COUPON,
                 6.75%, 4/15/25                                        7,080,208
   30,142,000  REFCORP STRIPS -- COUPON,
                 6.53%, 7/15/25                                        6,205,345
  108,778,000  REFCORP STRIPS -- COUPON,
                 6.74%, 10/15/25                                      22,074,454
   71,435,000  REFCORP STRIPS -- COUPON,
                 6.69%, 1/15/26                                       14,289,458
   50,559,000  REFCORP STRIPS -- COUPON,
                 6.58%, 4/15/26                                        9,969,635
   52,000,000  REFCORP STRIPS -- COUPON,
                 7.05%, 7/15/26                                       10,107,902
   90,139,000  REFCORP STRIPS -- COUPON,
                 6.95%, 10/15/26                                      17,272,992
                                                                    ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                    129,272,003
   (Cost $117,658,841)                                              ------------

TOTAL INVESTMENT SECURITIES -- 100.0%                               $722,239,788
   (Cost $673,156,827)                                              ============

Notes to Schedule of Investments

REFCORP = Resolution Funding Corporation
STRIPS = Separate Trading of Registered Interest and Principal of Securities
(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.
(2) Security position, or a portion thereof, has been loaned. (See Note 5 in the Notes to Financial Statements).


28 1-800-345-2021                              See Notes to Financial Statements

Statements of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. For each class of shares, the net assets divided by shares outstanding is the share price, or net asset value per share. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).


MARCH 31, 2000 (UNAUDITED)                    2000             2005             2010

-------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------
Investment securities, at value
 (identified cost of $184,399,468,
 $299,749,813, and $217,239,471,
 respectively) (Note 3) ..........   $ 184,232,935    $ 293,353,797    $ 216,710,541
Cash .............................         282,019               --               --
Investment in affiliated money
 market fund (Note 2) ............           3,164          351,486        1,001,172
Interest receivable ..............         116,896               --               --
                                     -------------    -------------    -------------
                                       184,635,014      293,705,283      217,711,713
                                     =============    =============    =============


-------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------
Disbursements in excess of
 demand deposit cash .............              --          118,038          316,580
Accrued management fees (Note 2) .          91,468          146,172          106,472
Distribution fees payable (Note 2)             303              573              264
Service fees payable (Note 2) ....             303              573              264
Accrued trustees' fees
 and expenses ....................           1,016            1,620            1,180
Accrued expenses and other
 liabilities .....................             224              406              173
                                     -------------    -------------    -------------
                                            93,314          267,382          424,933
                                     -------------    -------------    -------------

Net Assets .......................   $ 184,541,700    $ 293,437,901    $ 217,286,780
                                     =============    =============    =============


-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------
Capital paid in ..................   $ 182,284,198    $ 305,052,167    $ 217,622,098
Accumulated undistributed
 net investment income ...........       2,557,291        5,321,688        3,207,059
Accumulated net realized loss
 on investment transactions ......        (133,256)     (10,539,938)      (3,013,447)
Net unrealized depreciation
 on investments (Note 3) .........        (166,533)      (6,396,016)        (528,930)
                                     -------------    -------------    -------------

                                     $ 184,541,700    $ 293,437,901    $ 217,286,780
                                     =============    =============    =============

Investor Class

Net assets .......................   $ 183,135,291    $ 290,595,200    $ 216,017,650
Shares outstanding ...............       1,865,675        3,956,418        3,807,172
Net asset value per share ........   $       98.16    $       73.45    $       56.74

Advisor Class

Net assets .......................   $   1,406,409    $   2,842,701    $   1,269,130
Shares outstanding ...............          14,385           38,860           22,444
Net asset value per share ........   $       97.77    $       73.15    $       56.55


See Notes to Financial Statements                     www.americancentury.com 29

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
                                                                     (Continued)


MARCH 31, 2000 (UNAUDITED)                     2015             2020            2025

-------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------

Investment securities, at value
 (identified cost of $108,962,651,
 $203,405,074, and $673,156,827,
 respectively) (Note 3) ...........   $ 129,726,837    $ 263,792,146   $ 722,239,788
Cash ..............................         943,732               --              --
Investment in affiliated money
 market fund (Note 2) .............         860,164            1,115         309,219
Securities lending fee receivable .              --            5,504          26,101
                                      -------------    -------------   -------------
                                        131,530,733      263,798,765     722,575,108
                                      -------------    -------------   -------------


-------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------

Disbursements in excess of
 demand deposit cash ..............              --        1,186,406       1,319,644
Accrued management fees (Note 2) ..          63,512          132,224         348,528
Distribution fees payable (Note 2)                5              117             178
Service fees payable (Note 2) .....               5              117             178
Accrued trustees' fees and expenses             703            1,461           3,848
Accrued expenses and other
 liabilities ......................             158              378             317
                                      -------------    -------------   -------------
                                             64,383        1,320,703       1,672,693
                                      -------------    -------------   -------------

Net Assets ........................   $ 131,466,350    $ 262,478,062   $ 720,902,415
                                      =============    =============   =============


-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------

Capital paid in ...................   $ 110,860,245    $ 187,887,352   $ 686,357,917
Accumulated undistributed net
 investment income ................       2,348,531        3,700,028       9,940,361
Accumulated undistributed net
 realized gain (loss) on
 investment transactions ..........      (2,506,612)      10,503,610     (24,478,824)
Net unrealized appreciation
 on investments (Note 3) ..........      20,764,186       60,387,072      49,082,961
                                      -------------    -------------   -------------

                                      $ 131,466,350    $ 262,478,062   $ 720,902,415
                                      =============    =============   =============

Investor Class

Net assets ........................   $ 131,441,341    $ 261,965,946   $ 720,071,845
Shares outstanding ................       2,870,350        7,767,732      24,566,000
Net asset value per share .........   $       45.79    $       33.72   $       29.31

Advisor Class

Net assets ........................   $      25,009    $     512,116   $     830,570
Shares outstanding ................             547           15,227          28,442
Net asset value per share .........   $       45.72    $       33.63   $       29.20


30 1-800-345-2021                              See Notes to Financial Statements

Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.


FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)            2000            2005            2010

----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------

Income:

Interest ...........................................   $  5,864,670    $ 13,187,193    $  7,335,165
Income from securities lending .....................         12,312              --              --
                                                       ------------    ------------    ------------
                                                          5,876,982      13,187,193       7,335,165
                                                       ------------    ------------    ------------

Expenses (Note 2):

Management fees ....................................        567,360       1,252,918         651,769
Distribution fees -- Advisor Class .................          1,598           3,309           1,601
Service fees -- Advisor Class ......................          1,598           3,309           1,601
Trustees' fees and expenses ........................          3,577           7,578           4,108
                                                       ------------    ------------    ------------
                                                            574,133       1,267,114         659,079
                                                       ------------    ------------    ------------

Net investment income ..............................      5,302,849      11,920,079       6,676,086
                                                       ============    ============    ============


----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3)
----------------------------------------------------------------------------------------------------

Net realized loss on investments ...................       (132,263)     (9,573,157)     (2,370,219)
Change in net unrealized appreciation
 (depreciation) on investments .....................     (1,117,989)       (184,546)      1,482,169
                                                       ------------    ------------    ------------

Net realized and unrealized
 loss on investments ...............................     (1,250,252)     (9,757,703)       (888,050)
                                                       ------------    ------------    ------------

Net Increase in Net Assets
 Resulting from Operations .........................   $  4,052,597    $  2,162,376    $  5,788,036
                                                       ============    ============    ============


See Notes to Financial Statements                     www.americancentury.com 31

Statements of Operations
--------------------------------------------------------------------------------
                                                                     (Continued)


FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)                   2015            2020           2025

----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------
Income:

Interest ..................................................   $  6,107,688    $  8,880,964   $ 23,398,403
Income from securities lending ............................             --          58,669        232,663
                                                              ------------    ------------   ------------
                                                                 6,107,688       8,939,633     23,631,066
                                                              ------------    ------------   ------------

Expenses (Note 2):

Management fees ...........................................        548,501         836,382      2,145,059
Distribution fees -- Advisor Class ........................             13             792          1,246
Service fees -- Advisor Class .............................             13             792          1,246
Trustees' fees and expenses ...............................          3,318           5,219         13,415
                                                              ------------    ------------   ------------
                                                                   551,845         843,185      2,160,966
                                                              ------------    ------------   ------------

Net investment income .....................................      5,555,843       8,096,448     21,470,100
                                                              ------------    ------------   ------------


----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)
----------------------------------------------------------------------------------------------------------

Net realized gain (loss) on investments ...................     (1,155,697)     10,837,120    (13,531,415)
Change in net unrealized appreciation (depreciation)
 on investments ...........................................      3,823,980       6,724,021     72,235,802
                                                              ------------    ------------   ------------
Net realized and unrealized
 gain on investments ......................................      2,668,283      17,561,141     58,704,387
                                                              ------------    ------------   ------------
Net Increase in Net Assets
 Resulting from Operations ................................   $  8,224,126    $ 25,657,589   $ 80,174,487
                                                              ============    ============   ============


32 1-800-345-2021                              See Notes to Financial Statements

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous pages for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED) AND YEAR ENDED SEPTEMBER 30, 1999


                                                              ------------------------------    ------------------------------
                                                                            2000                            2005
                                                              ------------------------------    ------------------------------

Decrease in Net Assets                                             2000             1999             2000            1999

------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------

Net investment income .....................................   $   5,302,849    $  11,532,670    $  11,920,079    $  26,995,720
Net realized gain (loss)
   on investments .........................................        (132,263)         882,851       (9,573,157)       9,503,624
Change in net unrealized
  appreciation (depreciation)
  on investments ..........................................      (1,117,989)      (7,272,041)        (184,546)     (67,594,700)
                                                              -------------    -------------    -------------    -------------

Net increase (decrease) in
  net assets resulting
  from operations .........................................       4,052,597        5,143,480        2,162,376      (31,095,356)
                                                              -------------    -------------    -------------    -------------

------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------

From net investment income:
  Investor Class ..........................................     (11,158,242)     (13,127,657)     (25,001,055)     (23,463,873)
  Advisor Class ...........................................         (63,922)          (3,731)        (138,502)          (5,103)
From net realized gains on
  investment transactions:
  Investor Class ..........................................        (509,907)      (3,117,167)     (10,024,151)      (7,397,428)
  Advisor Class ...........................................          (3,072)            (897)         (58,263)          (1,643)
In excess of net realized gains on investment transactions:
  Investor Class ..........................................              --               --               --               --
  Advisor Class ...........................................              --               --               --               --
                                                              -------------    -------------    -------------    -------------

Decrease in net assets from
  distributions ...........................................     (11,735,143)     (16,249,452)     (35,221,971)     (30,868,047)
                                                              -------------    -------------    -------------    -------------


------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net
  assets from capital share
  transactions ............................................     (10,678,434)     (23,579,846)    (166,284,066)      20,658,855
                                                              -------------    -------------    -------------    -------------


Net decrease in net assets ................................     (18,360,980)     (34,685,818)    (199,343,661)     (41,304,548)


------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------

Beginning of period .......................................     202,902,680      237,588,498      492,781,562      534,086,110
                                                              -------------    -------------    -------------    -------------

End of period .............................................   $ 184,541,700    $ 202,902,680    $ 293,437,901    $ 492,781,562
                                                              =============    =============    =============    =============

Undistributed net investment
  income ..................................................   $   2,557,291    $   8,476,606    $   5,321,688    $  18,541,166
                                                              =============    =============    =============    =============


                                                              ------------------------------
                                                                           2010
                                                              ------------------------------

Decrease in Net Assets                                             2000             1999

--------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------

Net investment income .....................................   $   6,676,086    $  13,093,509
Net realized gain (loss)
   on investments .........................................      (2,370,219)       3,303,613
Change in net unrealized
  appreciation (depreciation)
  on investments ..........................................       1,482,169      (47,947,788)
                                                              -------------    -------------

Net increase (decrease) in
  net assets resulting
  from operations .........................................       5,788,036      (31,550,666)
                                                              -------------    -------------


--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------

From net investment income:
  Investor Class ..........................................     (13,287,016)     (11,224,267)
  Advisor Class ...........................................         (73,905)            (872)
From net realized gains on
  investment transactions:
  Investor Class ..........................................              --       (5,371,126)
  Advisor Class ...........................................              --             (420)
In excess of net realized gains on investment transactions:
  Investor Class ..........................................              --         (643,178)
  Advisor Class ...........................................              --              (50)
                                                              -------------    -------------

Decrease in net assets from
  distributions ...........................................     (13,360,921)     (17,239,913)
                                                              -------------    -------------


--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
--------------------------------------------------------------------------------------------

Net increase (decrease) in net
  assets from capital share
  transactions ............................................     (16,940,651)       6,762,551
                                                              -------------    -------------

Net decrease in net assets ................................     (24,513,536)     (42,028,028)

--------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------

Beginning of period .......................................     241,800,316      283,828,344
                                                              -------------    -------------

End of period .............................................   $ 217,286,780    $ 241,800,316
                                                              =============    =============

Undistributed net investment
  income ..................................................   $   3,207,059    $   9,891,894
                                                              =============    =============


See Notes to Financial Statements                     www.americancentury.com 33

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                     (Continued)

SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED) AND YEAR ENDED SEPTEMBER 30, 1999


                                                              ------------------------------    ------------------------------
                                                                            2015                             2020
                                                              ------------------------------    ------------------------------
Increase (Decrease) in Net Assets                                  2000             1999            2000            1999

------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------

Net investment income .....................................   $   5,555,843    $  11,029,490    $   8,096,448    $  18,152,315
Net realized gain (loss)
  on investments ..........................................      (1,155,697)      (1,189,705)      10,837,120       40,557,105
Change in net unrealized
  appreciation (depreciation)
  on investments ..........................................       3,823,980      (42,858,822)       6,724,021     (132,226,209)
                                                              -------------    -------------    -------------    -------------
Net increase (decrease) in
  net assets resulting
  from operations .........................................       8,224,126      (33,019,037)      25,657,589      (73,516,789)
                                                              -------------    -------------    -------------    -------------


------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------

From net investment income:
  Investor Class ..........................................     (12,201,171)      (7,536,221)     (17,675,576)     (24,377,620)
  Advisor Class ...........................................            (361)              --          (38,610)            (988)
From net realized gains on investment transactions:
  Investor Class ..........................................        (136,592)              --      (31,488,441)     (61,543,905)
  Advisor Class ...........................................              (4)              --          (70,913)          (2,511)
In excess of net realized gains on investment transactions:
  Investor Class ..........................................              --         (295,396)              --               --
  Advisor Class ...........................................              --               --               --               --
                                                              -------------    -------------    -------------    -------------

Decrease in net assets
  from distributions ......................................     (12,338,128)      (7,831,617)     (49,273,540)     (85,925,024)
                                                              -------------    -------------    -------------    -------------


------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net
  assets from capital share
  transactions ............................................     (82,620,158)      88,969,917      (31,186,806)      (9,329,139)
                                                              -------------    -------------    -------------    -------------

Net increase (decrease)
  in net assets ...........................................     (86,734,160)      48,119,263      (54,802,757)    (168,770,952)


------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------

Beginning of period .......................................     218,200,510      170,081,247      317,280,819      486,051,771
                                                              -------------    -------------    -------------    -------------

End of period .............................................   $ 131,466,350    $ 218,200,510    $ 262,478,062    $ 317,280,819
                                                              =============    =============    =============    =============

Undistributed net investment
  income ..................................................   $   2,348,531    $   8,994,220    $   3,700,028    $  13,317,766
                                                              =============    =============    =============    =============


                                                              ------------------------------
                                                                           2010
                                                              ------------------------------

Increase (Decrease) in Net Assets                                  2000             1999

--------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------

Net investment income .....................................   $  21,470,100    $  24,410,129
Net realized gain (loss)
  on investments ..........................................     (13,531,415)      (9,083,532)
Change in net unrealized
  appreciation (depreciation)
  on investments ..........................................      72,235,802      (93,055,873)
                                                              -------------    -------------

Net increase (decrease) in
  net assets resulting
  from operations .........................................      80,174,487      (77,729,276)
                                                              -------------    -------------


--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------

From net investment income:
  Investor Class ..........................................     (32,236,400)     (12,412,051)
  Advisor Class ...........................................         (44,653)          (9,148)
From net realized gains on investment transactions:
  Investor Class ..........................................              --               --
  Advisor Class ...........................................              --               --
In excess of net realized gains on investment transactions:
  Investor Class ..........................................              --       (3,038,701)
  Advisor Class ...........................................              --           (2,318)
                                                              -------------    -------------

Decrease in net assets
  from distributions ......................................     (32,281,053)     (15,462,218)
                                                              -------------    -------------


--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
--------------------------------------------------------------------------------------------

Net increase (decrease) in net
  assets from capital share
  transactions ............................................     (82,344,391)     492,333,318
                                                              -------------    -------------

Net increase (decrease)
  in net assets ...........................................     (34,450,957)     399,141,824


--------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------

Beginning of period .......................................     755,353,372      356,211,548
                                                              -------------    -------------

End of period .............................................   $ 720,902,415    $ 755,353,372
                                                              =============    =============

Undistributed net investment
  income ..................................................   $   9,940,361    $  20,751,314
                                                              =============    =============


34 1-800-345-2021                              See Notes to Financial Statements

Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
1. Organization and Summary of Significant Accounting Policies

      Organization -- American Century Target Maturities Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The trust is composed of the following series: Target 2000 Fund (2000), Target 2005 Fund (2005), Target 2010 Fund
(2010), Target 2015 Fund (2015), Target 2020 Fund (2020), and Target 2025 Fund
(2025) (the funds). The funds are diversified under the 1940 Act. Each fund seeks to provide the highest attainable investment return consistent with the creditworthiness of U.S. Treasury securities and the professional management of reinvestment and market risks. Each fund invests primarily in zero-coupon U.S. Treasury securities and will be liquidated in December of its target maturity year. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

      Multiple Class -- The funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

      Security Valuations -- Securities are valued based on data obtained through a commercial pricing service or at the most recent bid price. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

      Security Transactions -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

      Investment Income -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

      Income Tax Status -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

      Distributions to Shareholders -- Distributions from net investment income and net realized gains are declared and paid annually in December.

      The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

      For the eleven month period ended September 30, 1999, 2010, and 2025 incurred net capital losses of $437,880 and $3,643,967, respectively. The funds, 2010 and 2025, have elected to treat such losses as having been incurred in the following fiscal year.

      Reverse Share Splits -- The trustees may authorize reverse share splits immediately after and of a size that exactly offsets the per share amount of the annual dividend and capital gain distribution (if any). After taking into account the reverse share split, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distributions and reverse share split. A shareholder electing to receive dividends in cash will own fewer shares.

      Additional Information -- Funds Distributor, Inc. (FDI) is a distributor of the trust. Certain officers of FDI are also officers of the trust.

--------------------------------------------------------------------------------
2. Transactions with Related Parties

      The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the six months ended March 31, 2000, the effective annual Investor Class management fee was 0.59% for each of the funds.

      The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for


                                                      www.americancentury.com 35

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Continued)

MARCH 31, 2000 (UNAUDITED)

shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan for the six months ended March 31, 2000, were $3,196, $6,618, $3,202, $26, $1,584, and
$2,492 for 2000, 2005, 2010, 2015, 2020, and 2025, respectively.

      Effective March 13, 2000, American Century Investment Services, Inc.
(ACIS), became a distributor of the trust.

      Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, a distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.

      As of March 31, 2000, 2000, 2005, 2010, 2015, 2020, and 2025 had invested
$3,164, $351,486, $1,001,172, $860,164, $1,115, and $309,219, respectively, in shares of the Capital Preservation Fund (CPF). CPF is a money market fund managed by ACIM. The terms of these transactions were identical to those with non-related entities except that, to avoid duplicative management fees, the funds did not pay ACIM management fees with respect to assets invested in CPF.

--------------------------------------------------------------------------------
3. Investment Transactions

      Investment transactions in U.S. government securities, excluding short-term investments, for the six months ended March 31, 2000, were as follows:

                           -------------------------------------------------------------------------------------------------
                                2000            2005              2010            2015            2020             2025
                           -------------------------------------------------------------------------------------------------

Purchases ..............   $  17,894,554    $  42,339,343    $  21,010,250    $  29,576,622   $   5,135,825    $214,521,555
Proceeds from Sales ....   $  72,001,618    $ 244,981,490    $  51,264,750    $ 126,948,840   $  84,255,650    $321,842,912


      On March 31, 2000, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                           -------------------------------------------------------------------------------------------------
                                2000            2005              2010            2015            2020             2025
                           -------------------------------------------------------------------------------------------------

Appreciation ...........   $     307,397    $   3,486,645    $   7,510,226    $  19,462,606   $  60,804,051    $  48,140,414
Depreciation ...........        (473,930)     (10,842,136)      (8,243,650)              --        (505,201)      (6,359,690)
                           -------------    -------------    -------------    -------------   -------------    -------------
Net ....................   $    (166,533)   $  (7,355,491)   $    (733,424)   $  19,462,606   $  60,298,850    $  41,780,724
                           =============    =============    =============    =============   =============    =============
Federal Tax Cost .......   $ 184,399,468    $ 300,709,288    $ 217,443,965    $ 110,264,231   $ 203,493,296    $ 680,459,064
                           =============    =============    =============    =============   =============    =============


36 1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Continued)

MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
4. Capital Share Transactions

      Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                 ------------------------------    ------------------------------    -------------------------------
                                              2000                               2005                              2010
                                 ------------------------------    ------------------------------    -------------------------------
                                       Shares         Amount             Shares        Amount             Shares          Amount
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
Six months ended March 31, 2000
Sold ..........................        568,039    $  54,904,854        1,318,133    $  95,325,278        1,582,535    $  86,911,514
Issued in reinvestment
  of distributions ............        124,776       11,363,356          513,722       34,506,728          250,010       12,968,012
Redeemed ......................       (800,629)     (77,462,015)      (4,111,625)    (296,590,135)      (2,136,398)    (116,932,729)
Reverse share split ...........       (127,923)              --         (520,863)              --         (255,802)              --
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net decrease ..................       (235,737)   $ (11,193,805)      (2,800,633)   $(166,758,129)        (559,655)   $ (17,053,203)
                                 =============    =============    =============    =============    =============    =============

Year ended September 30, 1999
Sold ..........................        612,092    $  57,770,190        3,807,270    $ 285,909,492        3,066,873    $ 180,610,643
Issued in reinvestment
  of distributions ............        181,232       15,837,405          284,344       20,558,418          291,993       16,796,367
Redeemed ......................     (1,039,070)     (98,046,529)      (3,876,362)    (288,258,701)      (3,272,275)    (191,905,328)
Reverse share split ...........       (185,554)              --         (418,534)              --         (299,137)              --
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) .......       (431,300)   $ (24,438,934)        (203,282)   $  18,209,209         (212,546)   $   5,501,682
                                 =============    =============    =============    =============    =============    =============
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
Six months ended March 31, 2000
Sold ..........................          6,609    $     637,202           10,735    $     770,934            5,091    $     276,580
Issued in reinvestment
  of distributions ............            593           53,918            2,288          153,492            1,107           57,359
Redeemed ......................         (1,812)        (175,749)          (6,299)        (450,363)          (4,076)        (221,387)
Reverse share split ...........           (728)              --           (2,886)              --           (1,408)              --
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase ..................          4,662    $     515,371            3,838    $     474,063              714    $     112,552
                                 =============    =============    =============    =============    =============    =============

Year ended Septemer 30, 1999(1)
Sold ..........................         11,570    $   1,094,025           42,734    $   3,107,666           21,871    $   1,267,921
Issued in reinvestment
  of distributions ............             53            4,628               41            2,962               23            1,342
Redeemed ......................         (2,525)        (239,565)          (8,969)        (660,982)            (141)          (8,394)
Reverse share split ...........            (53)              --              (90)              --              (23)              --
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase ..................          9,045    $     859,088           33,716    $   2,449,646           21,730    $   1,260,869
                                 =============    =============    =============    =============    =============    =============

(1)   October 20, 1998 (commencement of sale) through September 30, 1999 for
      2010.


                                                      www.americancentury.com 37

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Continued)

MARCH 31, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
4. Capital Share Transactions (continued)

      Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                 ------------------------------    ------------------------------    -------------------------------
                                              2015                               2020                              2025
                                 ------------------------------    ------------------------------    -------------------------------
                                       Shares         Amount             Shares        Amount             Shares          Amount
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
Six months ended March 31, 2000
Sold ...........................    1,702,278    $   73,321,134       5,728,760    $  176,302,522      21,596,222    $  561,294,106
Issued in reinvestment
  of distributions .............      297,512        12,087,909       1,839,250        47,323,884       1,176,606        29,462,244
Redeemed .......................   (3,895,471)     (168,046,455)     (8,248,964)     (254,795,221)    (25,689,655)
                                                                                                                       (672,868,810)
Reverse share split ............     (303,308)               --      (1,898,863)               --      (1,282,713)               --
                                  -----------    --------------    ------------    --------------    ------------    --------------
Net decrease ...................   (2,198,989)   $  (82,637,412)     (2,579,817)   $  (31,168,815)     (4,199,540)   $  (82,112,460)
                                  ===========    ==============    ============    ==============    ============    ==============

Year ended September 30, 1999
Sold ...........................    4,900,767    $  231,105,218       9,471,007    $  322,941,734      36,680,251    $1,034,698,158
Issued in reinvestment
  of distributions .............      148,946         7,107,814       2,776,706        81,173,983         483,568        14,677,215
Redeemed .......................   (3,227,104)     (149,250,610)    (12,145,981)     (414,047,230)    (19,136,239)     (558,021,783)
Reverse share split ............     (163,477)               --      (2,906,872)               --        (507,859)               --
                                  -----------    --------------    ------------    --------------    ------------    --------------
Net increase (decrease) ........    1,659,132    $   88,962,422      (2,805,140)   $   (9,931,513)     17,519,721    $  491,353,590
                                  ===========    ==============    ============    ==============    ============    ==============
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
Six months ended March 31, 2000
Sold ...........................          468    $       20,889           9,259    $      277,351          11,212    $      282,024
Issued in reinvestment
  of distributions .............            9               365           3,015            77,529           1,477            36,919
Redeemed .......................          (93)           (4,000)        (11,763)         (372,871)        (20,643)         (550,874)
Reverse share split ............           (9)               --          (4,054)               --          (1,774)               --
                                  -----------    --------------    ------------    --------------    ------------    --------------
Net increase (decrease) ........          375    $       17,254          (3,543)   $      (17,991)         (9,728)   $     (231,931)
                                  ===========    ==============    ============    ==============    ============    ==============

Year ended September 30, 1999(1)
Sold ...........................          172    $        7,495          28,341    $      905,834          51,875    $    1,424,236
Issued in reinvestment
  of distributions .............           --                --             120             3,499             378            11,465
Redeemed .......................           --                --          (9,571)         (306,959)        (16,521)         (455,973)
Reverse share split ............           --                --            (120)               --            (378)               --
                                  -----------    --------------    ------------    --------------    ------------    --------------
Net increase ...................          172    $        7,495          18,770    $      602,374          35,354    $      979,728
                                  ===========    ==============    ============    ==============    ============    ==============

(1) July 23, 1999 (commencement of sale) through September 30, 1999 for 2015 and October 19, 1998 (commencement of sale) through September 30, 1999 for 2020.

38 1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Continued)

MARCH 31, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
5. Securities Lending

      At March 31, 2000, securities valued at $14,487,421 for 2020 and $37,756,689 for 2025 were on loan to brokers. Securities received as collateral, at this date, were valued at $14,795,159 and $39,093,228. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
6. Bank Loans

      The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended March 31, 2000.


                                                      www.americancentury.com 39

Target: 2000 -- Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                             For a Share Outstanding Throughout the Years Ended September 30 (except as noted)

                                               ----------------------------------------------------------------------------
                                                                              Investor Class
                                               ----------------------------------------------------------------------------
                                                2000(1)          1999         1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period .......     $96.11          $93.78       $86.05       $79.95       $76.86       $66.93
                                               ----------------------------------------------------------------------------
Income From Investment Operations

  Net Investment Income(2) .................       2.65            5.06         5.13         5.10         4.75         4.37

  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions ..................      (0.60)          (2.73)        2.60         1.00        (1.66)        5.56

                                               ----------------------------------------------------------------------------
  Total From Investment Operations .........       2.05            2.33         7.73         6.10         3.09         9.93
                                               ----------------------------------------------------------------------------
Distributions(3)

  From Net Investment Income ...............      (5.52)          (5.57)       (5.64)       (5.20)       (3.94)       (3.42)

  From Net Realized Gains ..................      (0.25)          (1.32)          --           --           --           --
                                               ----------------------------------------------------------------------------
  Total Distributions ......................      (5.77)          (6.89)       (5.64)       (5.20)       (3.94)       (3.42)
                                               ----------------------------------------------------------------------------
Reverse Share Split ........................       5.77            6.89         5.64         5.20         3.94         3.42
                                               ----------------------------------------------------------------------------
Net Asset Value, End of Period .............     $98.16          $96.11       $93.78       $86.05       $79.95       $76.86
                                               ============================================================================
  Total Return(4) ..........................       2.13%           2.48%        8.97%        7.64%        4.01%       14.84%
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses to Average
Net Assets .................................       0.59%(5)        0.59%        0.59%        0.56%        0.53%        0.63%

Ratio of Net Investment Income to Average
Net Assets .................................       5.46%(5)        5.34%        5.75%        6.14%        5.99%        6.13%

Portfolio Turnover Rate ....................         12%             31%          82%          10%          29%          53%

Net Assets, End of Period (in thousands) ...   $183,135        $201,971     $237,525     $248,377     $267,757     $294,736

(1)   Six months ended March 31, 2000 (unaudited).
(2)   Computed using average shares outstanding throughout the period.
(3) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.
(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5)   Annualized.


40 1-800-345-2021                              See Notes to Financial Statements

Target: 2000 -- Financial Highlights
--------------------------------------------------------------------------------


                      For a Share Outstanding Throughout the Years Ended September 30 (except as noted)

                                                                       --------------------------------
                                                                                Advisor Class
                                                                       --------------------------------
                                                                       2000(1)        1999      1998(2)
-------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ...............................   $95.85        $93.76     $91.41
                                                                       --------------------------------
Income From Investment Operations

  Net Investment Income(3) .........................................     2.52          4.88       0.54

  Net Realized and Unrealized Gain (Loss) on Investment Transactions    (0.60)        (2.79)      1.81
                                                                       --------------------------------
  Total From Investment Operations .................................     1.92          2.09       2.35
                                                                       --------------------------------
Distributions

  From Net Investment Income .......................................    (5.25)        (5.50)        --

  From Net Realized Gains ..........................................    (0.25)        (1.32)        --
                                                                       --------------------------------
  Total Distributions ..............................................    (5.50)        (6.82)        --
                                                                       --------------------------------
Reverse Share Split ................................................     5.50          6.82         --
                                                                       --------------------------------
Net Asset Value, End of Period .....................................   $97.77        $95.85     $93.76
                                                                       ================================
  Total Return(4) ..................................................     2.00%         2.23%      2.57%

-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets ..................     0.84%(5)      0.84%      0.84%(5)

Ratio of Net Investment Income to Average Net Assets ...............     5.21%(5)      5.09%      5.06%(5)

Portfolio Turnover Rate ............................................       12%           31%        82%

Net Assets, End of Period (in thousands) ...........................   $1,406        $  932     $   64

(1)   Six months ended March 31, 2000 (unaudited).
(2)   August 20, 1998 (commencement of sale) through September 30, 1998.
(3)   Computed using average shares outstanding throughout the period.
(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5)   Annualized.


See Notes to Financial Statements                     www.americancentury.com 41

Target: 2005 -- Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                                   For a Share Outstanding Throughout the Years Ended September 30 (except as noted)

                                                  ----------------------------------------------------------------------------------
                                                                                  Investor Class
                                                  ----------------------------------------------------------------------------------
                                                    2000(1)           1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period .......        $72.55           $76.72        $64.54        $57.83        $56.61        $45.22
                                                  ----------------------------------------------------------------------------------
Income From Investment Operations

  Net Investment Income(2) .................          2.01             3.77          3.84          3.74          3.50          3.33

  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions ..................         (1.11)           (7.94)         8.34          2.97         (2.28)         8.06
                                                  ----------------------------------------------------------------------------------
  Total From Investment Operations .........          0.90            (4.17)        12.18          6.71          1.22         11.39
                                                  ----------------------------------------------------------------------------------
Distributions(3)

  From Net Investment Income ...............         (3.89)           (3.39)        (3.61)        (3.61)        (2.06)        (2.41)

  From Net Realized Gains ..................         (1.56)           (1.07)        (0.27)        (0.44)        (0.58)        (0.67)
                                                  ----------------------------------------------------------------------------------
  Total Distributions ......................         (5.45)           (4.46)        (3.88)        (4.05)        (2.64)        (3.08)
                                                  ----------------------------------------------------------------------------------
Reverse Share Split ........................          5.45             4.46          3.88          4.05          2.64          3.08
                                                  ----------------------------------------------------------------------------------
Net Asset Value, End of Period .............        $73.45           $72.55        $76.72        $64.54        $57.83        $56.61
                                                  ==================================================================================
  Total Return(4) ..........................          1.24%           (5.44)%       18.87%        11.60%         2.15%        25.16%

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average
Net Assets .................................          0.59%(5)         0.59%         0.59%         0.57%         0.58%         0.71%

Ratio of Net Investment Income to Average
Net Assets .................................          5.56%(5)         5.10%         5.53%         6.15%         6.05%         6.58%

Portfolio Turnover Rate ....................            10%              81%           35%           15%           31%           34%

Net Assets, End of Period (in thousands) ...      $290,595         $490,248      $533,986      $281,677      $238,864      $183,452

(1)   Six months ended March 31, 2000 (unaudited).
(2)   Computed using average shares outstanding throughout the period.
(3) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.
(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5)   Annualized.


42 1-800-345-2021                              See Notes to Financial Statements

Target: 2005 -- Financial Highlights
--------------------------------------------------------------------------------

                              For a Share Outstanding Throughout the Years Ended September 30 (except as noted)

                                                                          -------------------------------------
                                                                                      Advisor Class
                                                                          -------------------------------------
                                                                          2000(1)           1999        1998(2)
---------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ...............................      $72.34           $76.69        $70.91
                                                                          -------------------------------------
Income From Investment Operations

  Net Investment Income(3) .........................................        1.91             3.60          0.58

  Net Realized and Unrealized Gain (Loss) on Investment Transactions       (1.10)           (7.95)         5.20
                                                                          -------------------------------------
  Total From Investment Operations .................................        0.81            (4.35)         5.78
                                                                          -------------------------------------
Distributions

  From Net Investment Income .......................................       (3.70)           (3.32)           --

  From Net Realized Gains ..........................................       (1.56)           (1.07)           --
                                                                          -------------------------------------
  Total Distributions ..............................................       (5.26)           (4.39)           --
                                                                          -------------------------------------
Reverse Share Split ................................................        5.26             4.39            --
                                                                          -------------------------------------
Net Asset Value, End of Period .....................................      $73.15           $72.34        $76.69
                                                                          =====================================
  Total Return(4) ..................................................        1.12%           (5.67)%        8.15%

---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets ..................        0.84%(5)         0.84%         0.84%(5)

Ratio of Net Investment Income to Average Net Assets ...............        5.31%(5)         4.85%         4.87%(5)

Portfolio Turnover Rate ............................................          10%              81%           35%

Net Assets, End of Period (in thousands) ...........................      $2,843           $2,533          $100

(1)   Six months ended March 31, 2000 (unaudited).
(2)   August 3, 1998 (commencement of sale) through September 30, 1998.
(3)   Computed using average shares outstanding throughout the period.
(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5)   Annualized.


See Notes to Financial Statements                     www.americancentury.com 43

Target: 2010 -- Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                                 For a Share Outstanding Throughout the Years Ended September 30 (except as noted)

                                                -----------------------------------------------------------------------------------
                                                                                   Investor Class
                                                -----------------------------------------------------------------------------------
                                                  2000(1)           1999          1998          1997          1996          1995
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period .......      $55.10           $61.98        $49.16        $42.47        $42.14        $31.67
                                                -----------------------------------------------------------------------------------
Income From Investment Operations

  Net Investment Income(2) .................        1.63             3.07          2.94          2.79          2.58          2.41

  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions ..................        0.01            (9.95)         9.88          3.90         (2.25)         8.06
                                                -----------------------------------------------------------------------------------
  Total From Investment Operations .........        1.64            (6.88)        12.82          6.69          0.33         10.47
                                                -----------------------------------------------------------------------------------
Distributions(3)

  From Net Investment Income ...............       (3.21)           (2.78)        (2.46)        (2.82)        (1.57)        (1.48)

  From Net Realized Gains ..................          --            (1.33)        (0.29)        (1.17)           --         (0.48)

  In Excess of Net Realized Gains ..........          --            (0.16)           --            --            --            --
                                                -----------------------------------------------------------------------------------
  Total Distributions ......................       (3.21)           (4.27)        (2.75)        (3.99)        (1.57)        (1.96)
                                                -----------------------------------------------------------------------------------
Reverse Share Split ........................        3.21             4.27          2.75          3.99          1.57          1.96
                                                -----------------------------------------------------------------------------------
Net Asset Value, End of Period .............      $56.74           $55.10        $61.98        $49.16        $42.47        $42.14
                                                ===================================================================================
  Total Return(4) ..........................        2.98%          (11.10)%       26.08%        15.75%         0.78%        33.06%

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average
Net Assets .................................        0.59%(5)         0.59%         0.59%         0.62%         0.67%         0.71%

Ratio of Net Investment Income to Average
Net Assets .................................        5.98%(5)         5.31%         5.39%         6.15%         5.98%         6.56%

Portfolio Turnover Rate ....................           9%              49%           34%           26%           24%           26%

Net Assets, End of Period (in thousands) ...    $216,018         $240,606      $283,828      $124,812      $111,117       $95,057

(1)   Six months ended March 31, 2000 (unaudited).
(2)   Computed using average shares outstanding throughout the period.
(3) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.
(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5)   Annualized.


44 1-800-345-2021                              See Notes to Financial Statements

Target: 2010 -- Financial Highlights
--------------------------------------------------------------------------------

                                          For a Share Outstanding Throughout the Periods Indicated

                                                                               Advisor Class
                                                                          ------------------------
                                                                          2000(1)          1999(2)
                                                                          ------------------------
--------------------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ...............................      $54.96           $60.12
                                                                          ------------------------
Income From Investment Operations

  Net Investment Income(3) .........................................        1.56             2.81

  Net Realized and Unrealized Gain (Loss) on Investment Transactions        0.03            (7.97)
                                                                          ------------------------
  Total From Investment Operations .................................        1.59            (5.16)
                                                                          ------------------------
Distributions

  From Net Investment Income .......................................       (3.07)           (2.76)

  From Net Realized Gains ..........................................          --            (1.33)

  In Excess of Net Realized Gains ..................................          --            (0.16)
                                                                          ------------------------
  Total Distributions ..............................................       (3.07)           (4.25)
                                                                          ------------------------
Reverse Share Split ................................................        3.07             4.25
                                                                          ------------------------
Net Asset Value, End of Period .....................................      $56.55           $54.96
                                                                          ========================
  Total Return(4) ..................................................        2.89%           (8.58)%

--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets ..................        0.84%(5)         0.84%(5)

Ratio of Net Investment Income to Average Net Assets ...............        5.73%(5)         5.06%(5)

Portfolio Turnover Rate ............................................           9%              49%

Net Assets, End of Period (in thousands) ...........................      $1,269           $1,194

(1)   Six months ended March 31, 2000 (unaudited).
(2)   October 20, 1998 (commencement of sale) through September 30, 1999.
(3)   Computed using average shares outstanding throughout the period.
(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5)   Annualized.


See Notes to Financial Statements                     www.americancentury.com 45

Target: 2015 -- Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                                 For a Share Outstanding Throughout the Years Ended September 30 (except as noted)

                                                -----------------------------------------------------------------------------------
                                                                                   Investor Class
                                                -----------------------------------------------------------------------------------
                                                  2000(1)           1999          1998          1997          1996          1995
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period .......      $43.04           $49.87        $38.34        $31.96        $32.20        $22.79
                                                -----------------------------------------------------------------------------------
Income From Investment Operations

  Net Investment Income(2) .................        1.27             2.39          2.17          2.00          1.85          1.71

  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions ..................        1.48            (9.22)         9.36          4.38         (2.09)         7.70
                                                -----------------------------------------------------------------------------------
  Total From Investment Operations .........        2.75            (6.83)        11.53          6.38         (0.24)         9.41
                                                -----------------------------------------------------------------------------------
Distributions(3)

  From Net Investment Income ...............       (2.46)           (2.10)        (2.11)        (2.05)        (1.28)        (0.87)

  From Net Realized Gain ...................       (0.03)           (0.06)        (1.40)        (0.34)        (1.61)           --

  In Excess of Net Realized Gains ..........          --            (0.02)           --            --            --            --
                                                -----------------------------------------------------------------------------------
  Total Distributions ......................       (2.49)           (2.18)        (3.51)        (2.39)        (2.89)        (0.87)
                                                -----------------------------------------------------------------------------------
Reverse Share Split ........................        2.49             2.18          3.51          2.39          2.89          0.87
                                                -----------------------------------------------------------------------------------
Net Asset Value, End of Period .............      $45.79           $43.04        $49.87        $38.34        $31.96        $32.20
                                                ===================================================================================
  Total Return(4) ..........................        6.39%          (13.70)%       30.07%        19.96%        (0.74)%       41.29%

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average
Net Assets .................................        0.59%(5)         0.59%         0.59%         0.61%         0.65%         0.71%

Ratio of Net Investment Income to Average
Net Assets .................................        5.93%(5)         5.25%         4.96%         5.79%         5.63%         6.40%

Portfolio Turnover Rate ....................          16%              55%           31%           21%           17%           70%

Net Assets, End of Period (in thousands) ...    $131,441         $218,193      $170,081      $114,900      $115,654      $114,647

(1)   Six months ended March 31, 2000 (unaudited).
(2)   Computed using average shares outstanding throughout the period.
(3) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.
(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5)   Annualized.


46 1-800-345-2021                              See Notes to Financial Statements

Target: 2015 -- Financial Highlights

                                    For a Share Outstanding Throughout the Periods Indicated

                                                                       ---------------------
                                                                           Advisor Class
                                                                       ---------------------
                                                                       2000(1)       1999(2)
--------------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ...............................   $43.02        $43.65
                                                                       ---------------------
Income From Investment Operations

  Net Investment Income(3) .........................................     1.21          0.44

  Net Realized and Unrealized Gain (Loss) on Investment Transactions     1.49         (1.07)
                                                                       ---------------------
  Total From Investment Operations .................................     2.70         (0.63)
                                                                       ---------------------
Distributions

  From Net Investment Income .......................................    (2.42)           --

  From Net Realized Gains ..........................................    (0.03)           --
                                                                       ---------------------
  Total Distributions ..............................................    (2.45)           --
                                                                       ---------------------
Reverse Share Split ................................................     2.45            --
                                                                       ---------------------
Net Asset Value, End of Period .....................................   $45.72        $43.02
                                                                       =====================
  Total Return(4) ..................................................     6.28%        (1.44)%

--------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets ..................     0.84%(5)      0.84%(5)

Ratio of Net Investment Income to Average Net Assets ...............     5.68%(5)      5.01%(5)

Portfolio Turnover Rate ............................................       16%           55%

Net Assets, End of Period (in thousands) ...........................      $25            $7

(1)   Six months ended March 31, 2000 (unaudited).
(2)   July 23, 1999 (commencement of sale) through September 30, 1999.
(3)   Computed using average shares outstanding throughout the period.
(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5)   Annualized.


See Notes to Financial Statements                     www.americancentury.com 47

Target: 2020 -- Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                                 For a Share Outstanding Throughout the Years Ended September 30 (except as noted)

                                                -----------------------------------------------------------------------------------
                                                                                   Investor Class
                                                -----------------------------------------------------------------------------------
                                                  2000(1)           1999          1998          1997         1996          1995
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period .......      $30.61           $36.95        $27.17        $22.00        $22.47        $15.28
                                                -----------------------------------------------------------------------------------
Income From Investment Operations

  Net Investment Income(2) .................        0.88             1.62          1.53          1.51          1.41          1.19

  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions ..................        2.23            (7.96)         8.25          3.66         (1.88)         6.00
                                                -----------------------------------------------------------------------------------
  Total From Investment Operations .........        3.11            (6.34)         9.78          5.17         (0.47)         7.19
                                                -----------------------------------------------------------------------------------
Distributions(3)

  From Net Investment Income ...............       (1.85)           (2.06)        (2.35)        (1.45)        (0.40)        (0.21)

  From Net Realized Gains ..................       (3.30)           (5.20)        (2.19)           --         (0.04)           --
                                                -----------------------------------------------------------------------------------
  Total Distributions ......................       (5.15)           (7.26)        (4.54)        (1.45)        (0.44)        (0.21)
                                                -----------------------------------------------------------------------------------
Reverse Share Split ........................        5.15             7.26          4.54          1.45          0.44          0.21
                                                -----------------------------------------------------------------------------------
Net Asset Value, End of Period .............      $33.72           $30.61        $36.95        $27.17        $22.00        $22.47
                                                ===================================================================================
  Total Return(4) ..........................       10.16%          (17.16)%       36.00%        23.50%        (2.09)%       47.05%

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average
Net Assets .................................        0.59%(5)         0.59%         0.59%         0.53%         0.61%         0.72%

Ratio of Net Investment Income to Average
Net Assets .................................        5.67%(5)         4.82%         4.83%         6.29%         6.25%         6.24%

Portfolio Turnover Rate ....................           2%              31%           18%           14%           47%           78%

Net Assets, End of Period (in thousands) ...    $261,966         $316,707      $486,052      $553,551      $926,319      $574,702

(1)   Six months ended March 31, 2000 (unaudited).
(2)   Computed using average shares outstanding throughout the period.
(3) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.
(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5)   Annualized.

48 1-800-345-2021                              See Notes to Financial Statements

Target: 2020 -- Financial Highlights
--------------------------------------------------------------------------------

                                     For a Share Outstanding Throughout the Periods Indicated

                                                                        ----------------------
                                                                             Advisor Class
                                                                        ----------------------
                                                                        2000(1)        1999(2)
----------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ...............................    $30.55         $35.50
                                                                        ----------------------
Income From Investment Operations

  Net Investment Income(3) .........................................      0.84           1.50

  Net Realized and Unrealized Gain (Loss) on Investment Transactions      2.24          (6.45)
                                                                        ----------------------
  Total From Investment Operations .................................      3.08          (4.95)
                                                                        ----------------------
Distributions

  From Net Investment Income .......................................     (1.79)         (2.05)

  From Net Realized Gains ..........................................     (3.30)         (5.20)
                                                                        ----------------------
  Total Distributions ..............................................     (5.09)         (7.25)
                                                                        ----------------------
Reverse Share Split ................................................      5.09           7.25
                                                                        ----------------------
Net Asset Value, End of Period .....................................    $33.63         $30.55
                                                                        ======================
  Total Return(4) ..................................................     10.08%        (13.94)%

----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets ..................      0.84%(5)       0.84%(5)

Ratio of Net Investment Income to Average Net Assets ...............      5.42%(5)       4.57%(5)

Portfolio Turnover Rate ............................................         2%            31%

Net Assets, End of Period (in thousands) ...........................      $512           $574

(1)   Six months ended March 31, 2000 (unaudited).
(2)   October 19, 1998 (commencement of sale) through September 30, 1999.
(3)   Computed using average shares outstanding throughout the period.
(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5)   Annualized.


See Notes to Financial Statements                     www.americancentury.com 49

Target: 2025 -- Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                                   For a Share Outstanding Throughout the Years Ended September 30 (except as noted)

                                                         ---------------------------------------------------------------------------
                                                                                         Investor Class
                                                         ---------------------------------------------------------------------------
                                                          2000(1)             1999           1998           1997          1996(2)
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ...............       $26.22            $31.67         $22.27         $17.91         $19.85
                                                         ---------------------------------------------------------------------------
Income From Investment Operations

  Net Investment Income(3) .........................         0.76              1.46           1.33           1.21           0.72

  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions ..........................         2.33             (6.91)          8.07           3.15          (2.66)
                                                         ---------------------------------------------------------------------------
  Total From Investment Operations .................         3.09             (5.45)          9.40           4.36          (1.94)
                                                         ---------------------------------------------------------------------------
Distributions

  From Net Investment Income .......................        (1.11)            (1.28)         (0.70)         (0.72)            --

  From Net Realized Gains ..........................           --                --          (0.05)            --             --

  In Excess of Net Realized Gains ..................           --             (0.31)            --             --             --
                                                         ---------------------------------------------------------------------------
  Total Distributions ..............................        (1.11)            (1.59)         (0.75)         (0.72)            --
                                                         ---------------------------------------------------------------------------
Reverse Share Split ................................         1.11              1.59           0.75           0.72             --
                                                         ---------------------------------------------------------------------------
Net Asset Value, End of Period .....................       $29.31            $26.22         $31.67         $22.27         $17.91
                                                         ===========================================================================
  Total Return(4) ..................................        11.78%           (17.21)%        42.21%         24.34%         (9.77)%

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets ..         0.59%(5)          0.59%          0.59%          0.62%          0.67%(5)

Ratio of Net Investment Income to Average Net Assets         5.86%(5)          5.25%          4.94%          6.14%          6.57%(5)

Portfolio Turnover Rate ............................           29%               54%            52%            58%            61%

Net Assets, End of Period (in thousands) ...........     $720,072          $754,356       $356,122        $73,821        $35,661

(1)   Six months ended March 31, 2000 (unaudited).
(2)   February 15, 1996 (inception) through September 30, 1996.
(3)   Computed using average shares outstanding throughout the period.
(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5)   Annualized.


50 1-800-345-2021                              See Notes to Financial Statements

Target: 2025 -- Financial Highlights
--------------------------------------------------------------------------------

                          For a Share Outstanding Throughout the Years Ended September 30 (except as noted)

                                                                        -----------------------------------
                                                                                 Advisor Class
                                                                        -----------------------------------
                                                                        2000(1)         1999       1998(2)
-----------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ...............................    $26.13         $31.64      $27.27
                                                                        -----------------------------------
Income From Investment Operations

  Net Investment Income(3) .........................................      0.73           1.39        0.41

  Net Realized and Unrealized Gain (Loss) on Investment Transactions      2.34          (6.90)       3.96
                                                                        -----------------------------------
  Total From Investment Operations .................................      3.07          (5.51)       4.37
                                                                        -----------------------------------
Distributions

  From Net Investment Income .......................................     (1.05)         (1.23)         --

  From Net Realized Gains ..........................................        --          (0.25)         --

  In Excess of Net Realized Gains ..................................        --          (0.06)         --
                                                                        -----------------------------------
  Total Distributions ..............................................     (1.05)         (1.54)         --
                                                                        -----------------------------------
Reverse Share Split ................................................      1.05           1.54          --
                                                                        -----------------------------------
Net Asset Value, End of Period .....................................    $29.20         $26.13      $31.64
                                                                        ===================================
  Total Return(4) ..................................................     11.75%        (17.41)%     16.02%

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets ..................      0.84%(5)       0.84%       0.84%(5)

Ratio of Net Investment Income to Average Net Assets ...............      5.61%(5)       5.00%       4.37%(5)

Portfolio Turnover Rate ............................................        29%            54%         52%

Net Assets, End of Period (in thousands) ...........................      $831           $997         $89

(1)   Six months ended March 31, 2000 (unaudited).
(2)   June 1, 1998 (commencement of sale) through September 30, 1998.
(3)   Computed using average shares outstanding throughout the period.
(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5)   Annualized.


See Notes to Financial Statements                     www.americancentury.com 51

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

Share Classes

      Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

      Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

      Advisor Class shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

      Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

Retirement Account Information

      As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

      When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

      Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


52 1-800-345-2021

Background Information
--------------------------------------------------------------------------------

Investment Philosophy and Policies

      American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

      To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

      Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

      In addition to these principles, each fund has its own investment policies:

      The six Target Maturities Trust funds, including Target: 2000, Target:
2005, Target: 2010, Target: 2015, Target: 2020, and Target: 2025, invest primarily in zero-coupon U.S. Treasury securities and will be liquidated shortly after the conclusion of their target maturity year. Although these funds offer a relatively predictable return if held to maturity, they may be subject to dramatic price fluctuations that can result in significant gains or losses if sold prior to maturity.

Comparative Indices

      The following index is used in the report for fund performance comparisons. The index is not an investment product available for purchase.

      The Merrill Lynch Long-Term Treasury Index is an index of U.S. Treasury securities with maturities greater than 10 years.

Fund Benchmarks

  The benchmarks for the Target Maturities Trust funds are coupon STRIPS issues maturing in the target year of each portfolio.

      The benchmark for the Target: 2000 fund is the 11/15/00 STRIPS Issue -- a zero-coupon Treasury bond that matures November 15, 2000.

      The benchmark for the Target: 2005 fund is the 11/15/05 STRIPS Issue -- a zero-coupon Treasury bond that matures November 15, 2005.

      The benchmark for the Target: 2010 fund is the 11/15/10 STRIPS Issue -- a zero-coupon Treasury bond that matures November 15, 2010.

      The benchmark for the Target: 2015 fund is the 11/15/15 STRIPS Issue -- a zero-coupon Treasury bond that matures November 15, 2015.

      The benchmark for the Target: 2020 fund is the 11/15/20 STRIPS Issue -- a zero-coupon Treasury bond that matures November 15, 2020.

      The benchmark for the Target: 2025 fund is the 11/15/25 STRIPS Issue -- a zero-coupon Treasury bond that matures November 15, 2025.

Investment Team Leaders

--------------------------
Portfolio Managers
--------------------------
Jeremy Fletcher

Dave Schroeder

                                                      www.americancentury.com 53

Glossary
--------------------------------------------------------------------------------

Investment Terms

> Basis Point -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

> Coupon -- the stated interest rate of a security.

> Yield Curve -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

Returns

> Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

> Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 40-51.

Statistical Terminology

> Number of Securities -- the number of different securities held by a fund on a given date.

> Anticipated Growth Rate (AGR) -- an approximation of the annualized rate of return that an investor may expect from his purchase date to the fund's WAM date, assuming all dividends and capital gains distributions are reinvested. It assumes that the AVM is reached on the WAM date.

> Weighted Average Maturity (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

> Weighted Average Maturity (WAM) Date -- an average of the maturity dates of a portfolio's securities, weighted by dollar amount. The WAM date is calculated based on the WAM of the portfolio's investments on a given day.

> Anticipated Value at Maturity (AVM) -- the expected redemption value of a portfolio share on the portfolio's WAM date. (Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM or that the AGR will be realized.)

> Expense Ratio -- the operating expenses of the fund, expressed as a percentage of average net assets. (See Note 2 in the Notes to Financial Statements.)

Types of Securities

> Zero-Coupon Bonds (Zeros) -- bonds that make no periodic interest payments. Instead, they are sold at a deep discount and then redeemed for their full face value at maturity. When held to maturity, a zero's entire return comes from the difference between its purchase price and its value at maturity.

Types of Zeros

> STRIPS (Separate Trading of Registered Interest and Principal of Securities) -- the U.S. Treasury Department program that allows broker-dealers to "strip" Treasury securities into their component parts. The securities created by this "stripping" activity are also known as STRIPS. STRIPS are direct obligations of the U.S. government and are the most liquid (easily bought and sold) Treasury zeros.

> REFCORPs (Resolution Funding Corporation zeros) -- zeros created from bonds issued by the Resolution Funding Corporation, a U.S. government agency. The principal portions of these bonds are secured by Treasury zeros, and the interest portions are guaranteed by the U.S. Treasury. REFCORPs are also relatively liquid.


54 1-800-345-2021

Glossary
--------------------------------------------------------------------------------
                                                                     (Continued)

> Receipt Zeros -- zeros created and issued by broker-dealers before the STRIPS program was implemented in 1985. Broker-dealers created receipt zeros by purchasing Treasury bonds, depositing them in a custodian bank, and then selling receipts representing ownership interest in the interest coupons or principal portions of the bonds. The types of receipt zeros include:
      TRs (Treasury Receipts) -- generic receipt zeros.
      ETRs (Easy-growth Treasury Receipts) -- issued by Dean Witter Reynolds,
      Inc.
      CATS (Certificates of Accrual of Treasury Securities) -- issued by Salomon Brothers.

> BECCs -- principal zeros that have been converted from physical delivery to wirable (i.e., able to be transferred electronically) form.

Fund Classifications

      Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

Investment Objective

      The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

> Capital Preservation -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

> Income -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

> Growth & Income -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

> Growth -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

Risk

      The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

> Conservative -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

> Moderate -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

> Aggressive -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                      www.americancentury.com 55

                              INVESTMENT OBJECTIVE

----------------------------------------------------------------------------------------------
           CAPITAL PRESERVATION                                    INCOME

      Taxable               Tax-Free             Taxable Bonds             Tax-Free Bonds
   Money Markets          Money Markets
----------------------------------------------------------------------------------------------
RISK LEVEL: AGGRESSIVE
----------------------------------------------------------------------------------------------
                                                  Target 2025*         CA High-Yield Municipal
                                                  Target 2020*           High-Yield Municipal
                                                  Target 2015*
                                                  Target 2010*
                                                   High-Yield
                                               International Bond



----------------------------------------------------------------------------------------------
RISK LEVEL: MODERATE
----------------------------------------------------------------------------------------------
                                               Long-Term Treasury            CA Long-Term
                                                  Target 2005*                 Tax-Free
                                                      Bond                Long-Term Tax-Free
                                                  Premium Bond           CA Insured Tax-Free




----------------------------------------------------------------------------------------------
RISK LEVEL: CONSERVATIVE
----------------------------------------------------------------------------------------------
      Premium             FL Municipal       Intermediate-Term Bond      CA Intermediate-Term
  Capital Reserve         Money Market         Intermediate-Term               Tax-Free
       Prime              CA Municipal              Treasury             AZ Intermediate-Term
    Money Market          Money Market                GNMA                    Municipal
      Premium             CA Tax-Free          Inflation-Adjusted        FL Intermediate-Term
 Government Reserve       Money Market              Treasury                  Municipal
 Government Agency          Tax-Free           Limited-Term Bond          Intermediate-Term
    Money Market          Money Market            Target 2000*                 Tax-Free
Capital Preservation                         Short-Term Government         CA Limited-Term
                                              Short-Term Treasury              Tax-Free
                                                                             Limited-Term
                                                                               Tax-Free
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                              GROWTH AND INCOME                                      GROWTH

  Asset Allocation/            Domestic Equity     Specialty    Domestic Equity     Specialty         International
     Balanced
-------------------------------------------------------------------------------------------------------------------------
RISK LEVEL: AGGRESSIVE
-------------------------------------------------------------------------------------------------------------------------
                           Small Cap Quantitative                  Veedot(2)                          Emerging Markets
                              Small Cap Value                  New Opportunities   Global Gold    International Discovery
                                                                  Giftrust(R)                       International Growth
                                                                     Vista                             Global Growth
                                                                    Heritage
                                                                     Growth
                                                                    Ultra(R)
                                                                     Select

-------------------------------------------------------------------------------------------------------------------------
RISK LEVEL: MODERATE
-------------------------------------------------------------------------------------------------------------------------
Strategic Allocation:          Equity Growth       Utilities                      Global Natural
      Aggressive                Equity Index      Real Estate                       Resources
       Balanced               Large Cap Value
Strategic Allocation:        Tax-Managed Value
       Moderate               Income & Growth
Strategic Allocation:              Value
     Conservative              Equity Income

-------------------------------------------------------------------------------------------------------------------------
RISK LEVEL: CONSERVATIVE
-------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[LOGO]
AMERICAN
CENTURY(R)

P.O. Box 419200
Kansas City, Missouri 64141-6200

www.americancentury.com

Investor Relations

1-800-345-2021 or 816-531-5575

Automated Information Line

1-800-345-8765

Fax: 816-340-7962

Telecommunications Device for the Deaf

1-800-634-4113 or 816-444-3485

Business, Not-For-Profit, Employer-Sponsored
Retirement Plans

1-800-345-3533

Banks and Trust Companies, Broker-Dealers,
Financial Advisors, Insurance Companies

1-800-345-6488

American Century Target Maturities Trust

Investment Manager

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

--------------------------------------------------------------------------------
Who we are                                                     [GRAPHIC OMITTED]

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: We succeed only if our investors succeed.
--------------------------------------------------------------------------------

American Century Investments                                   -----------------
P.O. Box 419200                                                    BULK RATE
Kansas City, MO 64141-6200                                     U.S. POSTAGE PAID
www.americancentury.com                                         AMERICAN CENTURY
                                                                   COMPANIES
                                                               -----------------

0005                               American Century Investment Services, Inc.
SH-SAN-20577                       (C)2000 American Century Services Corporation